UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22906

Virtus Alternative Solutions Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800)-243-1574

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT
VIRTUS ALTERNATIVE SOLUTIONS  TRUST

October 31, 2019
Virtus Aviva Multi-Strategy Target Return Fund
Virtus Duff & Phelps Select MLP and Energy Fund
Virtus KAR Long/Short Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the Fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Table of Contents
Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4
Fund	Fund Summary	Schedule of Investments
Virtus Aviva Multi-Strategy Target Return Fund (“Aviva Multi-Strategy Target Return Fund”)	6	15
Virtus Duff & Phelps Select MLP and Energy Fund (“Duff & Phelps Select MLP and Energy Fund”)	9	22
Virtus KAR Long/Short Equity Fund (“KAR Long/Short Equity Fund ”)	12	24
Statements of Assets and Liabilities		26
Statements of Operations		28
Statements of Changes in Net Assets		30
Financial Highlights		32
Notes to Financial Statements		34
Report of Independent Registered Public Accounting Firm		51
Tax Information Notice		52
Fund Management Tables		53
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust filed its complete schedule of portfolio holdings with the SEC for its first fiscal quarter (January 31) on Form N-Q and its third fiscal quarter (July 31) on Form NPORT-EX. For each subsequent first and third fiscal quarter thereafter, the Trust will file a complete schedule of portfolio holdings with the SEC as an exhibit to its reports on Form NPORT-P. The Trust’s Form N-Q, Form NPORT-EX and Form NPORT-P are available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To My Fellow Shareholders of Virtus Mutual Funds:
I am pleased to present this annual report that reviews the performance of your Fund for the 12 months ended October 31, 2019.
After a sharp downturn in the fourth quarter of 2018, global financial markets rallied during the first 10 months of 2019. While global growth continued to slow, interest rate cuts by the U.S. Federal Reserve and the European Central Bank helped restore confidence to the markets. The easing of monetary policy boosted the returns of both equities and fixed income in the first 10 months of the year, but uncertainty about trade, tariffs, and other geopolitical issues led to frequent reversals in the direction of the markets.
Positive returns in the first 10 months of 2019 offset the 2018 fourth quarter downturn. For the 12 months ended October 31, 2019, U.S. large-capitalization stocks, as measured by the S&P 500® Index, rose 14.33% as a result of a 23.16% increase for the calendar year to date. Small-cap stocks, as measured by the Russell 2000® Index, returned 17.18% for the 10 months of 2019, supporting an increase of 4.90% for the full year period. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 11.04% for the full year, versus 16.86% for the 10-month period. Emerging markets, which fared better in the fourth quarter of 2018, returned 11.86% for the 12-month period and 10.35% for the first 10 months of 2019, as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, the yield on the 10-year Treasury was 1.69% at October 31, 2019, down from 3.15% at October 31, 2018. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, rallied during the 12 months to post a return of 11.51%. Non-investment grade bonds were up 8.38% for the period, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.
It is impossible to know how the markets will perform from day to day or month to month. A well-diversified portfolio can help investors weather the short-term ups and downs. While diversification cannot guarantee a profit or prevent a loss, owning a variety of traditional and alternative asset classes has been shown to dampen the inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies, with a broad array of Virtus Funds available through your fund exchange privileges. We invite you to learn more about the Virtus family of funds at Virtus.com.
On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 800-243-1574. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
December 2019
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF May 1, 2019 TO October 31, 2019
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Alternative Solutions Trust Fund (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended October 31, 2019.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio*	Expenses Paid During Period**
Aviva Multi-Strategy Target Return Fund
	Class A	$ 1,000.00	$ 1,028.50	1.69%	$ 8.64
	Class C	1,000.00	1,024.60	2.44	12.45
	Class I	1,000.00	1,029.40	1.44	7.37
	Class R6	1,000.00	1,029.40	1.38	7.06
Duff & Phelps Select MLP and Energy Fund
	Class A	1,000.00	908.20	1.40	6.73
	Class C	1,000.00	905.20	2.16	10.37
	Class I	1,000.00	909.80	1.16	5.58
KAR Long/Short Equity Fund
	Class A	1,000.00	1,061.90	2.38	12.37
	Class C	1,000.00	1,057.90	3.13	16.24
	Class I	1,000.00	1,063.50	2.03	10.56
	Class R6	1,000.00	1,063.50	2.06	10.71

*	Annualized expense ratios include dividend and interest expense on securities sold short.
**	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF May 1, 2019 TO October 31, 2019
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio	Expenses Paid During Period*
Aviva Multi-Strategy Target Return Fund
	Class A	$ 1,000.00	$ 1,016.69	1.69%	$ 8.59
	Class C	1,000.00	1,012.91	2.44	12.38
	Class I	1,000.00	1,017.95	1.44	7.32
	Class R6	1,000.00	1,018.25	1.38	7.02
Duff & Phelps Select MLP and Energy Fund
	Class A	1,000.00	1,018.15	1.40	7.12
	Class C	1,000.00	1,014.32	2.16	10.97
	Class I	1,000.00	1,019.36	1.16	5.90
KAR Long/Short Equity Fund
	Class A	1,000.00	1,013.21	2.38	12.08
	Class C	1,000.00	1,009.43	3.13	15.85
	Class I	1,000.00	1,014.97	2.03	10.31
	Class R6	1,000.00	1,014.82	2.06	10.46

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
KEY INVESTMENT TERMS (Unaudited)
October 31, 2019
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Alerian MLP Index
A composite of the 50 most prominent energy master limited partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Aggregate Bond Index
The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade, fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg Barclays U.S. Corporate High Yield Bond Index
The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange–Traded Funds (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Exchange–Traded Notes (“ETN”)
Senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.
Federal Reserve (the “Fed”)
The Fed is the Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.
Gross Domestic Product (“GDP”)
The gross domestic product represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs and the foreign trade balance.
iShares®
Represents shares of an open-end exchange-traded fund.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Master Limited Partnerships (“MLPs”)
Investment which combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. To be classified as an MLP, a partnership must derive most of its cash flows from real estate, natural resources and commodities.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) A free float-adjusted, market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Organization of the Petroleum Exporting Countries (“OPEC”)
The Organization of the Petroleum Exporting Countries (OPEC) is a group, consisting of 14 of the world’s major oil-exporting nations, which aims to manage the supply of oil in an effort to set the price of oil on the world market, in order to avoid fluctuations that might affect the economies of both producing and purchasing countries.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued) October 31, 2019
Over–the–Counter (“OTC”)
Trading that is done directly between two parties, without any supervision of an exchange.
Payment–in–Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Public Limited Company (“PLC”)
A Public Limited Company (PLC) is the legal designation of a limited liability company that has offered shares to the general public and has limited liability.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high yield bonds, currencies, and commodities.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 3000® Index
The Russell 3000® Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
U.S. Treasury Federal Funds Rate
The U.S. Treasury Federal Funds Rate is the interest rate paid on overnight loans made between depository institutions. Rates shown are the weighted average of rates on brokered trades and represent the arithmetic mean of daily rates for a given period of time.

Ticker Symbols:
Class A: VMSAX
Aviva Multi-Strategy Target Return Fund Fund Summary (Unaudited)	Class C: VCMSX Class I: VMSIX Class R6: VMSRX

Portfolio Manager Commentary by Aviva Investors Americas LLC
■	The Fund is diversified and has an investment objective of long-term total return. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended October 31, 2019, the Fund’s Class A shares at NAV returned 3.38%, Class C shares at NAV returned 2.63%, Class I shares at NAV returned 3.59% and Class R6 shares at NAV returned 3.64%. For the same period, the U.S. Treasury Federal Funds Rate, which serves as both the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 1.58%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended October 31, 2019?
■	Challenges to global growth, rising interest rates, and underlying trade-oriented risks caused financial markets to end 2018 on a negative note. Having experienced some significant volatility throughout the year, global equity markets saw a deep sell-off in the fourth quarter of 2018, with U.S. equity values dropping a whopping 14% during the quarter, as measured by the S&P 500® Index. While moves in U.S. and international bond markets could not compare in magnitude to equity volatility, the yield on the 10-year U.S. Treasury bond fell by 0.38%, setting a new trend for global rates into 2019.
■	Investors rushed back into risk assets at the start of 2019 in an effort to benefit from cheap valuations and broadly improving equity performance, as losses from the previous quarter were partially recovered in the first quarter of 2019. Bond markets benefitted from the notable change in tone from the U.S. Federal Reserve (the Fed), which indicated that it was conscious of increasing risks to the global and U.S. economy. The Fed announced a pause in any further rate hikes, and the likelihood of rate cuts strengthened.
■	Equities, particularly in the U.S., continued to rise through the end of the fiscal year, albeit in a volatile manner. Global bonds saw a steep decline in yields, with U.S. 10-year Treasuries dropping below 1.50% at the end of the summer. During May, August, and October, headlines about U.S. and China trade and a global growth slowdown dominated the price action in the markets. The political and economic concerns strengthened expectations for rate cuts in the U.S. and other parts of the world, particularly Europe and Australia. The Fed delivered three rates cuts by the end of October 2019, which alleviated some investor concerns and created a supportive environment for most asset classes.
■	The U.S. dollar was broadly flat against its major peers throughout the fiscal year, as any gains made in the more volatile periods were eroded in the second half of October, when investors sought cheaply valued currency exposure. Within credit, both the investment grade and high yield universes benefitted from lower risk-free rates as emerging market debt saw strong performance across hard currency and local currency debt, recovering most of the damage done in 2018 when political issues in Turkey and Argentina negatively impacted market sentiment toward the emerging markets.
■	Key market volatility indicators reached extreme levels in December of 2018. However, this was not indicative of what was to follow in 2019, as investors received steady reassurance from central banks that more stimulus would be provided if the trade spat between the U.S. and China or the global economic picture were to further dampen risk sentiment.
What factors affected the Fund’s performance during its fiscal year?
■	The Fund delivered a positive return for the fiscal year ended October 31, 2019, due to strong gains in the Market Returns strategy of the portfolio (positions designed to profit from traditionally riskier asset classes) and Risk-Reducing Returns strategies (mostly defensive trades). The Opportunistic Returns portion of the portfolio lost money, as our investment thesis for some positions that were less market-sensitive was not realized.
■	Within top contributors, the Fund’s exposure to long term U.S. government bonds benefitted the Fund the most as interest rates fell across the board. While market participants were looking for ways to sell bonds in 2018, 2019 marked a completely different story. Investors were quick to jump into these safe-haven assets when market volatility picked up. The Fed advocating for more monetary stimulus also contributed strongly to U.S. government bonds being one of the most heavily sought-after asset classes, which increased the value of our position significantly.
■	Emerging markets hard currency debt exposure also added to returns. The asset class posted a negative total return for 2018, however 2019 saw a significant change in investor sentiment. The asset class benefited from its sensitivity to the direction of U.S. Treasuries, as well as its cheap valuations. The size of the Fund’s position was progressively increased during the period, due to the team’s belief that both major drivers of returns in the asset class – U.S. government bond yields and credit spreads reflecting the emerging market country-specific risk – had room to go even lower.
■	Other contributors included exposure to U.S. data infrastructure and Japanese real estate investment trust (REIT) shares. These positions provided useful diversification to the Fund. U.S. data infrastructure has benefited from recent digitalization trends and an increase in cloud-based data consumption. In the case of Japanese REITs, we decided to take profit on the position after a period of strong performance made valuations less attractive.
■	Finally, the Fund’s emerging markets equity position delivered strong returns as valuations partially recovered after a volatile 2018. Most of the gains were made in the first half of the fiscal year, before volatility picked up in May and August of 2019. Given the sensitivity of the emerging markets to developments in the U.S.-China trade relationship, we reduced the size of the strategy before the end of the fiscal year.
■	Among major negative contributors to Fund performance, positions participating in global rates markets detracted the most. The Fund’s short
For information regarding the benchmark and certain investment terms, see the Key Investment Terms starting on page 4.

Aviva Multi-Strategy Target Return Fund
position in U.S. government bonds lost money as yields fell sharply at the end of 2018 before the position was removed in anticipation of a U-turn in Fed policy that led to further declines in U.S. Treasury yields.
■	Also, as U.S.-China trade tension escalated toward the end of 2018, investors downgraded their global growth expectations which, in turn, impacted the performance of inflation-linked assets. The Fund’s exposure to U.S. inflation delivered negative returns.
■	Among other detractors were Japanese and U.S. interest rate positions, which were designed to profit if rates and volatility in the Japanese and U.S. government bond markets picked up. One of the most noticeable features of global fixed income markets throughout 2017 and 2018 was the lack of volatility, which created a case for anticipating increased bond volatility. This did not materialize, as rates fell and market expectations for uncertainty in fixed income markets decreased.
■	Finally, a position that was designed to profit from rising U.K. long-term government bond yields detracted from performance as Brexit-related uncertainty and broader global bond trends kept bond valuations high and yields low.
■	The Fund’s usage of derivatives did not materially impact returns, since derivatives are used for risk management and efficient portfolio management purposes, as opposed to return enhancement.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Counterparties: There is risk that a party upon whom the fund relies to complete a transaction will default.
Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.
Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.
Portfolio Turnover: The Fund’s principal investments strategies will result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocations within certain sectors as a percentage of total investments as of October 31, 2019.
Short-Term Investments*	66%
Common Stocks	13
Exchange-Traded Funds	13
U.S. Government Security	5
Foreign Government Security	3
Total	100%
*Portion represents collateral utilized for derivative contracts.
For information regarding the benchmark and certain investment terms, see the Key Investment Terms starting on page 4.

Aviva Multi-Strategy Target Return Fund (Continued)
Average Annual Total Returns1 for periods ended 10/31/19

	1 Year	Since inception	Inception date
Class A shares at NAV[2]	3.38%	0.19%	7/20/15
Class A shares at POP[3,4]	-2.56	-1.18	7/20/15
Class C shares at NAV and with CDSC[2,4]	2.63	-0.55	7/20/15
Class I shares at NAV	3.59	0.44	7/20/15
Class R6 shares at NAV	3.64	1.69	11/3/16
U.S. Treasury Federal Funds Rate	1.58	— [5]	—
Fund Expense Ratios[6]: A Shares: Gross 2.06%, Net 1.74%; C Shares: Gross 2.77%, Net 2.49%; I Shares: Gross 1.79%, Net 1.49%, R6 Shares: Gross 1.75%, Net 1.43%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 10/31

This chart assumes an initial investment of $10,000 made on December 6, 2018 (inception date of the Fund), for Class A shares, Class C shares, Class I shares, and Class R6 shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception benchmark returned 1.12% for Class R6 and 0.85% for Class A, C and I shares of the respective share classes.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 28, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual expense limitation in effect through February 28, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios reflect fees and expenses associated with any underlying funds.
The benchmark is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the benchmark and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A: VLPAX
Duff & Phelps Select MLP and Energy Fund Fund Summary (Unaudited)	Class C: VLPCX Class I: VLPIX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.
■	The Fund is non-diversified and has an investment objective of total return with a secondary objective of income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended October 31, 2019, the Fund’s Class A shares at NAV returned -7.22%, Class C shares at NAV returned -7.84%, and Class I shares at NAV returned -6.98%. For the same period, the Alerian MLP Index, which serves as both the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned -6.36%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended October 31, 2019?
■	Balance sheets were much healthier for midstream energy and Master Limited Partnerships (MLPs) than in prior years, but the sector could not escape another volatile period similar to the previous fiscal year. As measured by the Alerian MLP Index, the sector was down 9.4%, on a total return basis in December of 2018, and then finished up 1.2% for the fiscal first quarter. After gaining 4.9% for the fiscal year-to-date through July 2019, the index dropped 10.8% in the fiscal fourth quarter, finishing down 6.4% for the fiscal year ended October 31, 2019.
■	The sector rallied 12.6% in January 2019 after its December decline, moving largely in line with crude oil prices. Oil dropped 30% over the first two months of the fiscal year, and 10% in December alone, reaching $45 per barrel on December 31, 2018, before rebounding to $55 per barrel on February 1, 2019. President Trump’s decision to grant waivers to countries for the purchase of Iranian oil was the catalyst that started pushing oil lower. Fears about global growth and an overall macroeconomic shift to reduced investor appetite for risk, combined with a lack of liquidity and computer-driven trading, accelerated the drop. As oil prices fell in December of 2018, midstream stocks spiraled downward. The sector remains dependent on closed-end funds and hedge funds, both of which use leverage, and when stocks move down quickly, leverage and sector liquidity become an issue. Oil prices rallied 32% for the three months ended March 31, 2019, as production cuts orchestrated by Saudi Arabia and OPEC drove down supply. The OPEC cuts were further aided by ongoing issues in Venezuela and the new sanctions placed on the country by the Trump administration. Overall, global crude inventories rose far less than expected during the three months ended March 31, 2019, in what is typically the weakest seasonal demand period of the year.
■	Although crude oil prices settled into a fairly stable range for most of the second half of the fiscal year, fears about global trade and U.S.-China tariffs weighed on sentiment, particularly across the wider energy sector. Midstream energy stocks, which have become more exposed to export markets in recent years since the lifting of the U.S. crude export ban in 2015, felt the pressure of these concerns. Both natural gas liquids (NGLs) and natural gas prices finished the year well below where they started, which weighed particularly hard on the midstream gathering and processing companies, the worst performers throughout the year. Operators in the Marcellus/Utica basins in the Northeast were hit especially hard. NGL exports and liquefied natural gas (LNG) liquefaction facilities have expanded in the U.S. over the past several years. U.S. production and exports of propane, a natural gas liquid, have reached record levels, with an increasing amount of propane being loaded at U.S. Gulf Coast terminals headed for the Far East. Over half of the propane produced at U.S. gas processing plants is shipped overseas, with half of exported propane shipped to Asian markets.
■	A number of midstream companies were penalized during the fiscal year for disappointing earnings guidance. As we saw with many of the exploration & production (E&P) companies, investors have become hyper-focused on free cash flow generation, and have been encouraging companies to live within their means. This sentiment carried over to the midstream sector, and companies such as Targa Resources, MPLX LP, and Energy Transfer LP, which put forth aggressive capital plans, saw their stock prices get hit. While sentiment remained poor, midstream companies continued to execute. A number of large midstream pipeline projects came on line in the second half of the fiscal year including Gulf Coast Express, Cactus II, Shin Oak, and Grand Prix. Blackstone made a bid to buy out the rest of Tallgrass Energy, as private equity continued to see attractive valuations in midstream assets and companies.
■	Midstream energy companies benefitted over the fiscal year from rising U.S. production and exports. U.S. oil production surged 11% from 11.6 million barrels per day (M b/d) in October 2018 to 12.9 M b/d in October 2019. Midstream assets were near capacity for much of the year, and as new projects went into service, utilization ramped up quickly. Strong fundamentals translated into robust earnings for MLPs and midstream companies, with the large vertically integrated MLPs – those with interconnected processing, pipeline, fractionation, and storage assets – such as Enterprise Products Partners and Energy Transfer LP, consistently putting up earnings above consensus expectations. Global demand weakness weighed on the sector, as did fears of a pending slowdown in U.S. production. The Permian Basin in west Texas and New Mexico, the main supply region for crude oil, natural gas, and natural gas liquids in the U.S., grew from 3.8 M b/d in October 2018 to 4.5 M b/d in October 2019, an 18% increase. The risk of overbuild of new pipeline capacity given the concerns of a slowdown in drilling activity weighed on the midstream sector in the fiscal fourth quarter.
What factors affected the Fund’s performance during its fiscal year?
■	The Fund underperformed the Alerian MLP Index for the 12 months ended October 31, 2019. The Fund benefitted on a relative basis from finding value outside of the core MLPs, those long-term holdings that we consider the foundation of the portfolio, especially in refining and marketing. The Fund underperformed in large-cap pipeline MLPs where it was significantly underweight versus the
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Select MLP and Energy Fund
benchmark, but outperformed in gathering & processing MLPs, and meaningfully outperformed in C corporations, where it was significantly overweight versus the benchmark. The Fund was largely in line with the benchmark for the first half of the fiscal year, underperformed in the fiscal third quarter, and outperformed in the fiscal fourth quarter. The third quarter underperformance was related to the premium paid in an M&A transaction for a large-cap pipeline MLP held in the benchmark but not held by the Fund. The fourth quarter outperformance was attributable to strength in the refining and marketing segment, combined with the premium paid in an M&A transaction for a midstream C corp security held by the Fund but not included in the benchmark.
■	The top five contributors to Fund performance on an absolute basis were Kinder Morgan, TC Energy, Anadarko Petroleum, ONEOK Inc., and NextEra Energy Partners LP. Kinder Morgan’s reduced capital spending provided additional sources of free cash flow, allowing the company to buy back shares. TC Energy attracted investor attention with its ratable cash flows and visible growth trajectory as investors shifted to more defensive names amid economic uncertainty. Anadarko Petroleum was acquired by Occidental Petroleum at a significant premium in a bidding war with Chevron. ONEOK was targeting 20% earnings growth based on higher volume growth in the Bakken. NextEra Energy Partners continued to benefit from a sustainable growth portfolio of renewable assets, including wind generation.
■	The bottom five contributors on an absolute basis were Antero Midstream, Golar LNG, Targa
Resources, Energy Transfer LP, and Plains GP Holdings. Antero Midstream was pulled down by its parent, Antero Resources, on fears around lower natural gas and NGL prices and the potential for production cuts in the Marcellus Basin. Golar was pressured from the start of the year as natural gas prices declined and concerns swirled around the LNG market’s long-term growth. Targa faced pushback from investors for its high capital spend and a stretched balance sheet. Energy Transfer disappointed the market with the $1.6 billion acquisition of SemGroup when investors were looking for non-core asset sales and de-leveraging. Plains GP Holdings faced initial selling pressure when former GP-owner Occidental Petroleum sold its shares in the aftermath of its acquisition of Anadarko. Concerns about an E&P slowdown in the Permian hit Plains particularly hard in the fiscal fourth quarter.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Energy Sector Concentration: The fund’s investments are concentrated in the energy sector and may present more risks than if the fund were broadly diversified over numerous sectors of the economy.
MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.
Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.
Non-Diversified: The fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocations within certain sectors as a percentage of total investments as of October 31, 2019.
Master Limited Partnerships and Related Companies*		98%
Diversified	33%
Downstream/Other	18
Natural Gas Pipelines	13
Gathering/Processing	12
Petroleum Transportation & Storage	12
Marine/Shipping	7
Electric, LDC & Power	3
Exchange-Traded Fund		2
Total		100%
*See definitions on page 23.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Select MLP and Energy Fund (Continued)
Average Annual Total Returns1 for periods ended 10/31/19

	1 Year	Since inception	Inception date
Class A shares at NAV[2]	-7.22%	-2.13%	9/9/15
Class A shares at POP[3,4]	-12.56	-3.52	9/9/15
Class C shares at NAV and with CDSC[2,4]	-7.84	-2.89	9/9/15
Class I shares at NAV	-6.98	-1.91	9/9/15
Alerian MLP Index	-6.36	-3.51 [5]	—
Fund Expense Ratios[6]: A Shares: Gross 2.87%, Net 1.43%; C Shares: Gross 3.60%, Net 2.18%; I Shares: Gross 2.55%, Net 1.18%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 10/31

This chart assumes an initial investment of $10,000 made on December 6, 2018 (inception date of the Fund), for Class A shares, Class C shares, Class I shares, and Class R6 shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 28, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual expense limitation in effect through February 28, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios reflect fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A : VLSAX
KAR Long/Short Equity Fund Fund Summary (Unaudited)	Class C: VLSCX Class I: VLSIX Class R6: VLSRX
Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC
■	The Fund is non-diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
For the fiscal period December 6, 2018 (inception date) through October 31, 2019, the Fund’s Class A shares at NAV returned 26.90%*, Class C shares at NAV returned 26.10%*, Class I shares at NAV returned 27.20%*, and Class R6 shares at NAV returned 27.30%*. For the same period, the Russell 3000® Index which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned 13.94%*.
* Returns less than 1 year are not annualized.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended October 31, 2019?
■	Stock market returns were positive during the fiscal period from December 6, 2018, through October 31, 2019, with the S&P 500® Index advancing 14.53%, while small-capitalization stocks, as represented by the Russell 2000® Index, rose 6.92%. The Russell 3000® Index increased 13.94% during the period. International developed markets, as measured by the MSCI EAFE® Index (net), increased 11.95% while the MSCI Emerging Markets Index (net) posted weaker performance, returning 6.65%.
■	Global industrial activity slowed over the past 12 to 18 months, primarily due to continued global trade friction with China and the European Union (EU). As these trade disputes dragged on, they clearly affected business confidence and investment plans, particularly for the agricultural, industrial, and automotive industries.
■	Global consumer strength helped to defend the major economies from economic recession. The consumer, which represents the majority of gross domestic product (GDP) components, continued to benefit from plentiful jobs, modest wage growth, and rising net worth during the 12-month period.
What factors affected the Fund’s performance during its fiscal year?
■	The Fund meaningfully outperformed the benchmark Russell 3000® Index on an absolute basis from its inception date of December 6, 2018, through October 31, 2019. The Fund also significantly outperformed the index on a risk-adjusted basis.
■	The long portfolio outpaced the return of the Russell 3000® Index, and the short portfolio declined in value despite the upswing in the market. When the short positions decrease in value, that increases the return of the Fund. In the long portfolio, strong stock selection in technology, consumer discretionary, materials & processing, and financial services contributed meaningfully to performance. Poor stock selection in consumer staples and an underweight in utilities detracted from performance in the long portfolio.
■	In the short portfolio, strong stock selection in consumer discretionary, financial services, and technology contributed positively to performance. Poor stock selection in consumer staples detracted from performance.
The biggest contributors to overall performance during the period were Avalara (long) and Auto Trader Group (long).
■	Avalara has created a proprietary database of tax rules for disparate industries and added geographical distinctions for those rules to create a robust tool that is valuable for online merchants. The company reported an acceleration in revenue growth which pushed shares higher. The pickup in Avalara’s business was due to greater recognition of the benefits of its sales tax software and the impact of the Supreme Court’s 2018 decision in the Wayfair case, which gave the green light for states to collect more excise and sales tax from online sales.
■	Auto Trader’s shares increased as the company
continued to report solid financial results, which more than offset investor concerns of increased competition from a new market entrant and heightened macro uncertainty caused by shifting Brexit negotiations.
■	Other top contributors included DocuSign (long), Scotts Miracle-Gro (long), and Moody’s (long).
The biggest detractors from the Fund’s overall performance were Silk Road Medical (long) and Werner Enterprises (short).
■	Silk Road Medical is a commercial stage medical device company that develops and manufactures products to treat carotid artery disease, which causes blockages in the major blood vessels of the neck that carry blood to the brain, neck, and face. More surgeons became trained on the company’s TCAR device, and more studies were released validating its superior outcomes, increasing the adoption rate of TCAR. Recent financial results showed revenue growth in excess of 90%, but the company still generated some operating losses from large investments in marketing to new surgeons.
■	Margins for Werner and other trucking companies were at or near all-time highs in 2018 due to a tight trucking market. That favorable environment reversed in 2019, and Werner and others reported declines in profit margins. However, Werner’s shares increased later in the period as investors became hopeful that a trade deal with China could be reached.
■	Other bottom contributors included Deluxe (short), CoreLogic (long), and Regency Centers (short).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Long/Short Equity Fund
Short Sales: The fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the fund replaces the security.
Counterparties: There is risk that a party upon whom the fund relies to complete a transaction will default.
Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.
Non-Diversified: The fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocations within certain sectors as a percentage of total investments as of October 31, 2019.
Common Stocks		117%
Information Technology	27%
Financials	22
Industrials	16
Consumer Staples	13
Consumer Discretionary	11
Communication Services	10
Health Care	10
All other Common Stocks	8
Short-Term Investment		11
Securities Sold Short		(28)
Industrials	(8)
Communication Services	(2)
Real Estate	(4)
Consumer Discretionary	(7)
Information Technology	(1)
Consumer Staples	(1)
Financials	(5)
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

KAR Long/Short Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 10/31/19

	Since inception	Inception date
Class A shares at NAV[2]	26.90%	12/6/18
Class A shares at POP[3,4]	19.60	12/6/18
Class C shares at NAV[2]	26.10	12/6/18
Class C shares with CDSC[4]	25.10	12/6/18
Class I shares at NAV	27.20	12/6/18
Class R6 shares at NAV	27.30	12/6/18
Russell 3000® Index	13.94 [5]	—
Fund Expense Ratios[6]: A Shares: Gross 2.75%, Net 2.29%; C Shares: Gross 3.49%, Net 3.04%; I Shares: Gross 2.48%, Net 2.04%, R6 Shares: Gross 2.41%, Net 1.97%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 10/31

This chart assumes an initial investment of $10,000 made on December 6, 2018 (inception date of the Fund), for Class A shares, Class C shares, Class I shares, and Class R6 shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception date, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the Fund’s inception date.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 28, 2019, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual expense limitation in effect through February 28, 2020. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios reflect fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Virtus Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS October 31, 2019
($ reported in thousands)
	Par Value	Value
U.S. Government Security—3.9%
United States Treasury Inflation Indexed Bonds 1.000%, 2/15/49(1)	$ 1,280	$ 1,431
Total U.S. Government Security (Identified Cost $1,458)		1,431

Foreign Government Security—2.1%
Indonesia Treasury Bond 8.250%, 7/15/21(2)	10,226,000 IDR	755
Total Foreign Government Security (Identified Cost $788)		755

	Shares
Common Stocks—10.6%
Communication Services—0.2%
Cable One, Inc.	3	4
Cargurus, Inc.(3)	137	5
Liberty Broadband Corp. Class A(3)	38	4
Liberty Broadband Corp. Class C(3)	38	5
Madison Square Garden Co. (The) Class A(3)	16	4
Telekomunikasi Indonesia Persero Tbk PT	175,500	51
World Wrestling Entertainment, Inc. Class A	65	4
Yelp, Inc.(3)	129	4
Zynga, Inc. Class A(3)	731	5
		86

Consumer Discretionary—0.5%
Bright Horizons Family Solutions, Inc.(3)	30	5
Chegg, Inc.(3)	141	4
Chipotle Mexican Grill, Inc.(3)	6	5
Choice Hotels International, Inc.	51	5
Columbia Sportswear Co.	47	4
Cracker Barrel Old Country Store, Inc.	28	4
Darden Restaurants, Inc.	39	4
Deckers Outdoor Corp.(3)	30	5
Denny’s Corp.(3)	205	4
Dollar General Corp.	28	5
Dollar Tree, Inc.(3)	39	4
Dorman Products, Inc.(3)	62	5
Five Below, Inc.(3)	35	4
Fox Factory Holding Corp.(3)	69	4
Garmin Ltd.	50	5
Gentex Corp.	155	4
Graham Holdings Co. Class B	7	4
Grand Canyon Education, Inc.(3)	48	4
Lululemon Athletica, Inc.(3)	22	5
	Shares	Value

Consumer Discretionary—continued
NVR, Inc.(3)	1	$ 4
OneSpaWorld Holdings Ltd.(3)	280	4
O’Reilly Automotive, Inc.(3)	10	4
Pool Corp.	22	5
Ruth’s Hospitality Group, Inc.	212	4
Sands China Ltd.	11,163	55
Steven Madden Ltd.	109	5
Strategic Education, Inc.	35	4
Texas Roadhouse, Inc.	74	4
Tractor Supply Co.	46	4
Wingstop, Inc.	53	5
Yum China Holdings, Inc.	100	4
		186

Consumer Staples—0.2%
Boston Beer Co., Inc. (The) Class A(3)	12	5
Brown-Forman Corp. Class B	69	5
Calavo Growers, Inc.	50	4
Cal-Maine Foods, Inc.	109	4
Church & Dwight Co., Inc.	61	4
Clorox Co. (The)	31	5
Flowers Foods, Inc.	203	4
Freshpet, Inc.(3)	87	5
Hershey Co. (The)	31	5
Hormel Foods Corp.	109	4
Inter Parfums, Inc.	59	5
J&J Snack Foods Corp.	23	4
Lamb Weston Holdings, Inc.	58	5
Lancaster Colony Corp.	32	4
McCormick & Co., Inc.	27	4
Sanderson Farms, Inc.	29	4
Simply Good Foods Co. (The)(3)	188	5
Tootsie Roll Industries, Inc.	130	4
WD-40 Co.	25	5
		85

Energy—0.2%
Antero Midstream Corp.	595	4
REX American Resources Corp.(3)	55	4
Royal Dutch Shell PLC Class A	1,797	52
		60

Financials—1.8%
Aon PLC	446	86
Arthur J Gallagher & Co.	947	86
AXA SA	1,987	53
Banco Bradesco SA	6,141	54
Barclays PLC	24,964	54
Brown & Brown, Inc.	817	31
Credit Agricole SA	4,057	53
Marsh & McLennan Cos., Inc.	862	89
Standard Chartered PLC	6,008	55
	Shares	Value

Financials—continued
Willis Towers Watson PLC	462	$ 86
		647

Health Care—0.7%
ABIOMED, Inc.(3)	24	5
Acceleron Pharma, Inc.(3)	102	5
Addus HomeCare Corp.(3)	52	4
Agilent Technologies, Inc.	58	4
Allogene Therapeutics, Inc.(3)	153	4
Amedisys, Inc.(3)	33	4
Anika Therapeutics, Inc.(3)	66	5
Arena Pharmaceuticals, Inc.(3)	90	4
Arrowhead Pharmaceuticals, Inc.(3)	111	5
Atrion Corp.	5	4
BioMarin Pharmaceutical, Inc.(3)	60	4
Bio-Rad Laboratories, Inc. Class A(3)	13	4
BioSpecifics Technologies Corp.(3)	93	5
Bio-Techne Corp.	21	4
Cardiovascular Systems, Inc.(3)	85	4
Cerner Corp.	66	4
Chemed Corp.	11	4
Codexis, Inc.(3)	330	5
Cooper Cos., Inc. (The)	15	4
CorVel Corp.(3)	56	4
Enanta Pharmaceuticals, Inc.(3)	74	5
Exelixis, Inc.(3)	262	4
Genomic Health, Inc.(3)	65	4
Glaukos Corp.(3)	68	4
Global Blood Therapeutics, Inc.(3)	91	4
Globus Medical, Inc. Class A(3)	88	5
Haemonetics Corp.(3)	36	4
HealthEquity, Inc.(3)	74	4
HealthStream, Inc.(3)	156	4
Heska Corp.(3)	56	5
Hologic, Inc.(3)	92	5
IDEXX Laboratories, Inc.(3)	16	5
Incyte Corp.(3)	53	5
Inspire Medical Systems, Inc.(3)	74	5
iRhythm Technologies, Inc.(3)	63	4
LeMaitre Vascular, Inc.	124	4
LHC Group, Inc.(3)	38	4
Luminex Corp.	211	4
Madrigal Pharmaceuticals, Inc.(3)	46	4
Masimo Corp.(3)	30	4
Mettler-Toledo International, Inc.(3)	6	4
MyoKardia, Inc.(3)	77	4
Neogen Corp.(3)	66	4
See Notes to Financial Statements.

Virtus Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019
($ reported in thousands)
	Shares	Value

Health Care—continued
Neurocrine Biosciences, Inc.(3)	45	$ 5
Pacific Biosciences of California, Inc.(3)	948	5
Penumbra, Inc.(3)	27	4
Quest Diagnostics, Inc.	44	5
Repligen Corp.(3)	57	5
ResMed, Inc.	30	5
Sage Therapeutics, Inc.(3)	32	4
Seattle Genetics, Inc.(3)	42	5
Simulations Plus, Inc.	130	5
STERIS PLC	31	4
Tactile Systems Technology, Inc.(3)	97	4
Teleflex, Inc.	14	5
US Physical Therapy, Inc.	31	4
Varian Medical Systems, Inc.(3)	37	5
Veeva Systems, Inc. Class A(3)	30	4
Waters Corp.(3)	21	5
West Pharmaceutical Services, Inc.	31	5
		264

Industrials—4.2%
AAON, Inc.	89	4
Alamo Group, Inc.	35	4
Allegion PLC	1,410	164
AMETEK, Inc.	48	4
AO Smith Corp.	90	5
Assa Abloy AB Class B	5,930	141
Brady Corp. Class A	76	4
Carlisle Cos, Inc.	29	4
CH Robinson Worldwide, Inc.	49	4
Cie de Saint-Gobain	1,272	52
Cintas Corp.	16	4
Copart, Inc.(3)	52	4
CoStar Group, Inc.(3)	8	4
CSW Industrials, Inc.	64	5
Daikin Industries Ltd.	500	71
Donaldson Co., Inc.	82	4
Encore Wire Corp.	78	4
Equifax, Inc.	922	126
ESCO Technologies, Inc.	53	5
Experian PLC	4,107	129
Exponent, Inc.	69	4
Fastenal Co.	121	4
Fortive Corp.	65	5
Forward Air Corp.	62	4
Graco, Inc.	96	4
HD Supply Holdings, Inc.(3)	110	4
Heartland Express, Inc.	199	4
HEICO Corp.	37	5
Hexcel Corp.	60	5
IDEX Corp.	27	4
IHS Markit Ltd.(3)	64	5
Ingersoll-Rand PLC	703	89
International Consolidated Airlines Group SA	8,086	56
	Shares	Value

Industrials—continued
Johnson Controls International PLC	1,370	$ 59
Kone OYJ Class B	1,399	89
L3Harris Technologies, Inc.	22	5
Landstar System, Inc.	38	4
Lennox International, Inc.	250	62
Lincoln Electric Holdings, Inc.	47	4
Mercury Systems, Inc.(3)	62	5
MSA Safety, Inc.	37	5
MSC Industrial Direct Co., Inc. Class A	60	4
National Presto Industries, Inc.	53	5
Nordson Corp.	28	4
Old Dominion Freight Line, Inc.	23	4
Proto Labs, Inc.(3)	45	4
Raven Industries, Inc.	129	5
RBC Bearings, Inc.(3)	27	4
Republic Services, Inc.	50	4
Robert Half International, Inc.	76	4
Rollins, Inc.	116	5
Safran SA(4)(5)	246	39
Schindler Holding AG	353	86
Simpson Manufacturing Co., Inc.	54	5
Snap-on, Inc.	27	4
Teledyne Technologies, Inc.(3)	13	4
Toro Co. (The)	58	5
TransUnion	1,481	122
Trex Co., Inc.(3)	53	5
UniFirst Corp.	22	5
Verisk Analytics, Inc.	30	4
Watsco, Inc.	386	68
Watts Water Technologies, Inc. Class A	47	4
Xylem, Inc.	52	4
		1,566

Information Technology—2.0%
8x8, Inc.(3)	229	4
Akamai Technologies, Inc.(3)	50	4
Alarm.com Holdings, Inc.(3)	90	4
Ambarella, Inc.(3)	85	5
Amdocs Ltd.	68	4
Amphenol Corp. Class A	44	4
ANSYS, Inc.(3)	20	4
Appfolio, Inc. Class A(3)	47	5
Aspen Technology, Inc.(3)	38	4
Badger Meter, Inc.	77	4
Black Knight, Inc.(3)	70	5
Booz Allen Hamilton Holding Corp.	63	4
Broadridge Financial Solutions, Inc.	36	5
Cabot Microelectronics Corp.	28	4
	Shares	Value

Information Technology—continued
Cadence Design Systems, Inc.(3)	67	$ 4
Citrix Systems, Inc.	41	5
Cognex Corp.	85	4
CTS Corp.	163	4
Dolby Laboratories, Inc. Class A	71	5
EPAM Systems, Inc.(3)	25	4
ExlService Holdings, Inc.(3)	64	4
F5 Networks, Inc.(3)	31	5
Fair Isaac Corp.(3)	15	5
Fiserv, Inc.(3)	42	5
FLIR Systems, Inc.	81	4
Genpact Ltd.	114	5
Global Payments, Inc.	27	5
Guidewire Software, Inc.(3)	40	5
Jack Henry & Associates, Inc.	31	4
LiveRamp Holdings, Inc.(3)	111	4
Manhattan Associates, Inc.(3)	57	4
ManTech International Corp. Class A	63	5
Maxim Integrated Products, Inc.	76	5
MAXIMUS, Inc.	59	5
Micron Technology, Inc.(3)	3,427	163
Mitek Systems, Inc.(3)	458	4
Monolithic Power Systems, Inc.	29	4
National Instruments Corp.	108	5
Paychex, Inc.	52	4
Pegasystems, Inc.	59	4
Perficient, Inc.(3)	108	4
Power Integrations, Inc.	48	4
Q2 Holdings, Inc.(3)	62	4
RingCentral, Inc. Class A(3)	28	5
Samsung Electronics Co. Ltd.	3,498	152
SK Hynix, Inc.	2,307	163
SPS Commerce, Inc.(3)	85	5
Synopsys, Inc.(3)	32	4
Taiwan Semiconductor Manufacturing Co., Ltd.	6,000	59
Tyler Technologies, Inc.(3)	17	5
VeriSign, Inc.(3)	23	4
		744

Materials—0.4%
Anglo American PLC	2,090	54
AptarGroup, Inc.	37	4
Balchem Corp.	43	4
BASF SE	707	54
Chase Corp.	38	5
NewMarket Corp.	9	4
Novagold Resources, Inc.(3)	645	5
Quaker Chemical Corp.	28	4
Royal Gold, Inc.	37	4
Sensient Technologies Corp.	70	4
Sonoco Products Co.	76	5
See Notes to Financial Statements.

Virtus Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019
($ reported in thousands)
	Shares	Value

Materials—continued
Vulcan Materials Co.	31	$ 5
		152

Real Estate—0.2%
Lamar Advertising Co. Class A	54	4
Land Securities Group PLC	4,337	53
Rayonier, Inc.	153	4
RMR Group, Inc. (The) Class A	92	5
SBA Communications, Corp.	19	5
VICI Properties, Inc.	187	4
		75

Utilities—0.2%
ALLETE, Inc.	52	4
American States Water Co.	47	4
American Water Works Co., Inc.	37	5
Aqua America, Inc.	99	5
Atmos Energy Corp.	40	5
Evergy, Inc.	70	4
IDACORP, Inc.	41	4
MGE Energy, Inc.	58	4
OGE Energy Corp.	104	5
ONE Gas, Inc.	48	4
SJW Group	61	4
WEC Energy Group, Inc.	48	5
Xcel Energy, Inc.	71	5
		58

Total Common Stocks (Identified Cost $3,797)		3,923

Exchange-Traded Funds—10.1%
Invesco Emerging Markets Sovereign Debt ETF(6)	63,969	1,864
iShares JP Morgan USD Emerging Markets Bond ETF(6)	16,442	1,868
Total Exchange-Traded Funds (Identified Cost $3,534)		3,732

Purchased Options—0.1%
(See open purchased options schedule)
Total Purchased Options (Premiums paid $126)		51

Total Long-Term Investments—26.8% (Identified Cost $9,703)		9,892

	Shares	Value

Short-Term Investment—52.3%
Money Market Mutual Fund—52.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.730%)(6)	19,298,812	$ 19,299
Total Short-Term Investment (Identified Cost $19,299)		19,299

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—79.1% (Identified Cost $29,002)		$29,191

Written Options—(0.2)%
(See open written options schedule)
Total Written Options (Premiums received $78)		(89)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—78.9% (Identified Cost $28,924)		$29,102
Other assets and liabilities, net—21.1%		7,794
NET ASSETS—100.0%		$36,896

Abbreviations:
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
QTR	Quarterly
TERM	Payment Frequency at Termination

Footnote Legend:
(1)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(2)	Par value reported in thousands.
(3)	Non-income producing.
(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(5)	Non-tradable security.
(6)	Shares of these funds are publicly offered, and the prospectus and annual report of each are publicly available.

Counterparties:
BNP	BNP Paribas
CITI	Citibank
GS	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank N.A.
ML	Merrill Lynch
Soc Gen	Societe Generale

Foreign Currencies:
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CZK	Czech koruna
EUR	Euro
GBP	United Kingdom Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar

Country Weightings (Unaudited)†
United States	90%
Indonesia	3
Ireland	2
United Kingdom	1
South Korea	1
France	1
Sweden	1
Other	1
Total	100%
† % of total investments, net of written options, as of October 31, 2019.
See Notes to Financial Statements.

Virtus Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019
($ reported in thousands)
Open purchased option contracts as of October 31, 2019 were as follows:
Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Option
FTSE 100 Index	JPM	79	$5,925	$ 7,500.00	12/20/19	$ 30
Put Options
Put USD 295 versus Call TRY 1,180	CITI	295,000	1,180	4.00	05/04/20	— (2)
Put USD 590 versus Call TRY 2,360	CITI	590,000	2,360	4.00	06/04/20	— (2)
Swiss Market Index	JPM	21	2,100	10,000.00	12/20/19	21
Total						$ 51

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Amount is less than $500.

Open written option contracts as of October 31, 2019 were as follows:
Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
Swiss Market Index	JPM	21	$(2,100)	$10,000.00	12/20/19	$(65)
FTSE 100 Index	JPM	79	(5,984)	7,575.00	12/20/19	(17)
Put Option
FTSE 100 Index	JPM	4	(291)	7,275.00	12/20/19	(7)
Total						$(89)

Footnote Legend:
(1)	Strike price not reported in thousands.

Futures contracts as of October 31, 2019 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value/Unrealized Appreciation (Depreciation)
TOPIX Index Future	December 2019	3	$ 463	$ 43
10 Year U.S. Treasury Note Future	December 2019	(13)	(1,694)	13
CME Ultra Long Term U.S. Treasury Bond Future	December 2019	16	3,036	(75)
U.S. Ultra Bond Future	December 2019	(4)	(646)	11
CME E-mini Russell 2000® Index Future	December 2019	(14)	(1,094)	(7)
E-Mini Health Care Select Sector Future	December 2019	20	1,900	65
Euro Stoxx 50® Future	December 2019	51	2,053	49
MSCI Emerging Markets Index Future	December 2019	8	417	4
MSCI World Index Future	December 2019	(11)	(718)	(7)
S&P 500® Index E-Mini Future	December 2019	3	455	5
Stoxx ® Europe Mid 200 Index Future	December 2019	21	562	17
Total				$118

See Notes to Financial Statements.

Virtus Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019
($ reported in thousands)
Forward foreign currency exchange contracts as of October 31, 2019 were as follows:
Currency Purchased	Value (1)	Currency Sold	Value (1)	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
AUD (2)	1,563	JPY	112,374	CITI	11/21/19	$ 36	$—
AUD (2)	1,243	USD	843	CITI	02/19/20	16	—
BRL (2)	1,537	USD	370	GS	11/19/19	13	—
EUR (2)	1,100	USD	1,223	CITI	01/15/20	10	—
EUR (2)	1,183	USD	1,325	ML	01/15/20	2	—
GBP (2)	510	USD	655	GS	01/15/20	7	—
GBP (2)	510	USD	655	JPM	01/15/20	8	—
IDR (2)	5,298,770	USD	370	GS	01/17/20	5	—
INR (2)	26,732	USD	370	GS	01/17/20	4	—
JPY (2)	112,571	AUD	1,563	GS	11/21/19	—	(34)
JPY (2)	289,534	USD	2,740	GS	11/21/19	—	(56)
JPY (2)	140,313	USD	1,325	GS	11/21/19	—	(25)
JPY (2)	140,030	USD	1,326	JPM	11/21/19	—	(27)
JPY (2)	146,391	USD	1,370	BNP	02/19/20	—	(4)
JPY (2)	146,384	USD	1,370	GS	02/19/20	—	(5)
KRW (2)	886,582	USD	735	CITI	11/21/19	28	—
KRW (2)	488,711	USD	403	GS	11/21/19	17	—
KRW (2)	941,711	USD	784	GS	11/21/19	26	—
KRW (2)	495,000	USD	415	JPM	11/21/19	10	—
MXN (2)	7,169	USD	370	GS	11/19/19	2	—
RUB (2)	23,956	USD	370	GS	11/19/19	3	—
SGD (2)	801	USD	582	GS	01/15/20	7	—
TWD (2)	19,708	USD	633	BNP	11/21/19	15	—
TWD (2)	3,600	USD	115	CITI	11/21/19	3	—
TWD (2)	39,416	USD	1,262	JPM	11/21/19	34	—
TWD (2)	22,200	USD	732	CITI	02/19/20	1	—
USD (2)	1,370	JPY	147,402	BNP	11/21/19	3	—
USD (2)	4,021	JPY	427,514	GS	11/21/19	57	—
USD (2)	1,747	KRW	2,112,504	CITI	11/21/19	—	(69)
USD (2)	1,640	KRW	1,989,825	GS	11/21/19	—	(71)
USD (2)	61	KRW	71,500	JPM	11/21/19	—	(1)
USD (2)	2,013	TWD	62,725	CITI	11/21/19	—	(49)
USD (2)	28	HKD	217	CITI	11/25/19	—	(—) (3)
USD (2)	27	HKD	209	JPM	11/25/19	—	(—) (3)
USD (2)	53	IDR	750,619	JPM	11/25/19	— (3)	—
USD (2)	59	TWD	1,790	JPM	11/25/19	— (3)	—
USD (2)	56	BRL	225	JPM	01/15/20	— (3)	—
USD (2)	2,536	EUR	2,283	GS	01/15/20	—	(25)
USD (2)	107	EUR	96	JPM	01/15/20	—	(—) (3)
USD (2)	108	EUR	97	ML	01/15/20	—	(—) (3)
USD (2)	160	GBP	124	JPM	01/15/20	—	(1)
USD (2)	162	GBP	126	ML	01/15/20	—	(1)
USD (2)	1,140	SGD	1,570	BNP	01/15/20	—	(15)
USD (2)	370	CLP	264,476	ML	01/17/20	13	—
USD (2)	370	CZK	8,666	JPM	01/17/20	—	(9)
USD (2)	370	HUF	111,311	ML	01/17/20	—	(10)
USD (2)	370	KRW	437,821	GS	01/17/20	—	(7)
USD (2)	370	SEK	3,622	BNP	01/17/20	—	(7)
USD (2)	840	AUD	1,240	BNP	02/19/20	—	(18)
USD (2)	840	AUD	1,240	JPM	02/19/20	—	(18)
USD (2)	124	GBP	96	ML	02/19/20	—	(1)
USD (2)	1,296	TWD	39,398	GS	02/19/20	—	(5)
Total						$320	$(458)

Footnote Legend:
(1)	Reported in thousands.
(2)	Non deliverable forward. See Note 3b.
(3)	Amount is less than $500.

See Notes to Financial Statements.

Virtus Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019
($ reported in thousands)
Centrally Cleared credit default swaps - sell protection(1) outstanding as of October 31, 2019 was as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)		Value	Premiums Paid	Unrealized Appreciation	Unrealized (Depreciation)
iTRAXX Europe	QTR	JPM	5.000%	12/20/24	2,979	EUR	$429	$407	$22	$—
Total							$429	$407	$22	$—

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally cleared inflation swaps outstanding as of October 31, 2019 were as follows:
Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
3.591% (1)	1-Month-UKRPI	TERM	JPM	05/15/29	2,520	GBP	$29	$—	$29	$—
Total							$29	$—	$29	$—

Footnote Legend:
(1)	Fund pays the floating rate and receives the fixed rate.

Centrally cleared interest rate swaps outstanding as of October 31, 2019 were as follows:
Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
2.303% (1)	3-Month LIBOR	TERM	JPM	06/16/41	627	USD	$(55)	$—	$ —	$ (55)
2.304% (1)	3-Month LIBOR	TERM	JPM	06/16/41	627	USD	(55)	—	—	(55)
2.280% (1)	3-Month LIBOR	TERM	JPM	06/16/41	743	USD	(63)	—	—	(63)
1.756% (2)	3-Month LIBOR	TERM	JPM	06/16/23	5,230	USD	35	—	35	—
1.754% (2)	3-Month LIBOR	TERM	JPM	06/16/23	2,935	USD	20	—	20	—
1.755% (2)	3-Month LIBOR	TERM	JPM	06/16/23	10,580	USD	71	—	71	—
Total							$(47)	$—	$126	$(173)

Footnote Legend:
(1)	Fund pays the fixed rate and receives the floating rate.
(2)	Fund pays the floating rate and receives the fixed rate.

Over-the-counter variance swaps outstanding as of October 31, 2019 were as follows:
Referenced Entity	Strike Price	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
S&P 500® Composite Stock Price Index(1)	$27.90	TERM	ML	12/17/21	44	USD	$ (79)	$—	$ —	$ (79)
Hang Seng China Enterprises Index(2)	28.05	TERM	JPM	12/30/21	493	HKD	(344)	—	—	(344)
Hang Seng China Enterprises Index(2)	28.05	TERM	JPM	12/30/19	180	HKD	209	—	209	—
S&P 500® Composite Stock Price Index(1)	21.00	TERM	ML	12/17/21	2	USD	(2)	—	—	(2)
S&P 500® Composite Stock Price Index(1)	20.50	TERM	ML	06/19/20	11	USD	34	—	34	—
Hang Seng China Enterprises Index(2)	22.35	TERM	Soc Gen	06/29/20	70	HKD	22	—	22	—
Hang Seng China Enterprises Index(1)	20.75	TERM	Soc Gen	12/30/19	21	HKD	(12)	—	—	(12)
Total							$(172)	$—	$265	$(437)

Footnote Legend:
(1)	Fund pays the variance payment and receives the fixed strike price.
(2)	Fund pays the fixed strike price and receives the variance payment.

See Notes to Financial Statements.

Virtus Aviva Multi-Strategy Target Return Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019
($ reported in thousands)
Over-the-counter total return swaps outstanding as of October 31, 2019 were as follows:
Referenced Entity	Floating Rate(1)	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
MSCI World Industrials Net Total Return USD Index	1-Month LIBOR	TERM	CITI	09/08/20	714	USD	$(47)	$—	$—	$(47)
MSCI World Consumer Staples Net Total Return USD Index	1-Month LIBOR	TERM	Soc Gen	10/26/20	736	USD	(4)	—	—	(4)
Total							$(51)	$—	$—	$(51)
Footnote Legend:
(1) The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.
The following table summarizes the market value of the Fund’s investments as of October 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at October 31, 2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Foreign Government Security	$ 755	$ —	$ 755
U.S. Government Security	1,431	—	1,431
Equity Securities:
Common Stocks	3,923	3,884	39
Exchange-Traded Funds	3,732	3,732	—
Money Market Mutual Fund	19,299	19,299	—
Other Financial Instruments:
Purchased Options	51	51	—
Futures Contracts	207	207	—
Forward Foreign Currency Exchange Contracts	320	—	320
Centrally Cleared Inflation Swaps	29	—	29
Centrally Cleared Interest Rate Swaps	126	—	126
Over-the-Counter Variance Swaps	265	—	265
Centrally Cleared Credit Default Swap	429	—	429
Total Assets	30,567	27,173	3,394
Liabilities:
Other Financial Instruments:
Written Options	(89)	(89)	—
Futures Contracts	(89)	(89)	—
Forward Foreign Currency Exchange Contracts	(458)	—	(458)
Centrally Cleared Interest Rate Swaps	(173)	—	(173)
Over-the-Counter Variance Swaps	(437)	—	(437)
Over-the-Counter Total Return Swaps	(51)	—	(51)
Total Liabilities	(1,297)	(178)	(1,119)
Total Investments	$29,270	$26,995	$ 2,275
There were no securities valued using significant unobservable inputs (Level 3) at October 31, 2019.
There were no transfers into or out of Level 3 related to securities held at October 31, 2019.
See Notes to Financial Statements.

Virtus Duff & Phelps Select MLP and Energy Fund
SCHEDULE OF INVESTMENTS October 31, 2019
($ reported in thousands)
	Shares	Value
Exchange-Traded Fund—2.0%
JPMorgan Alerian MLP Index ETN(1)	4,460	$ 97
Total Exchange-Traded Fund (Identified Cost $116)		97

Master Limited Partnerships and Related Companies—96.6%
Diversified—32.6%
Energy Transfer LP	26,215	330
Enterprise Products Partners LP	13,385	348
Keyera Corp.	4,320	100
Kinder Morgan, Inc.	11,640	233
MPLX LP	6,021	159
ONEOK, Inc.	4,035	282
Pembina Pipeline Corp.	3,440	121
		1,573

Downstream/Other—18.0%
Chart Industries, Inc.(2)	1,250	73
Cheniere Energy, Inc.(2)	6,612	407
Delek US Holdings, Inc.	2,230	89
Marathon Petroleum Corp.	2,450	157
Phillips 66	900	105
Tellurian, Inc.(2)	4,645	37
		868

Electric, LDC & Power—2.7%
NextEra Energy Partners LP	2,510	132
Gathering/Processing—12.0%
Antero Midstream Corp.	13,550	87
EnLink Midstream LLC	9,360	59
Hess Midstream Partners LP	3,290	70
	Shares	Value

Gathering/Processing—continued
Rattler Midstream LP(2)	3,870	$ 58
Targa Resources Corp.	6,000	233
Western Midstream Partners LP	3,405	73
		580

Marine/Shipping—6.3%
GasLog Ltd.	6,240	85
GasLog Partners LP	5,645	112
Golar LNG Ltd.	7,840	108
		305

Natural Gas Pipelines—13.1%
Tallgrass Energy LP Class A	4,640	87
TC Energy Corp.	4,150	209
Williams Cos., Inc. (The)	14,970	334
		630

Petroleum Transportation & Storage—11.9%
Genesis Energy LP	4,365	88
Magellan Midstream Partners LP	1,770	110
Plains GP Holdings LP Class A	16,234	301
SemGroup Corp. Class A	4,680	76
		575

Total Master Limited Partnerships and Related Companies (Identified Cost $5,091)		4,663

Total Long-Term Investments—98.6% (Identified Cost $5,207)		4,760

Value

TOTAL INVESTMENTS—98.6% (Identified Cost $5,207)	$4,760
Other assets and liabilities, net—1.4%	68
NET ASSETS—100.0%	$4,828

Abbreviations:
ETN	Exchange-Traded Note
LLC	Limited Liability Company
LP	Limited Partnership
MLP	Master Limited Partnership

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	85%
Canada	9
Bermuda	4
Marshall Island	2
Total	100%
† % of total investments as of October 31, 2019.

Ownership Structure (Unaudited)†,††
Major Midstream Companies	32%
Midstream MLP	25
Embedded General Partner	24
MLP Affiliate & Other	15
Foreign LP	2
Cash & Other	2
Total	100%
† % of total investments as of October 31, 2019.
See Notes to Financial Statements.

Virtus Duff & Phelps Select MLP and Energy Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019
($ reported in thousands)
†† Midstream MLPs are publicly traded limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and operate and own assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas, natural gas liquids, crude oil, and refined products.
Foreign LPs are offshore entities organized as partnerships or limited liability companies but elect to be treated as corporations for U.S. federal income tax purposes.
MLP Affiliates & Other consist of iShares/LLCs and Yieldcos. iShares/LLCs are limited liability companies which hold investments in limited partner interests and issue distributions in the form of additional shares, also known as paid-in-kind (PIK) distributions. Yieldcos are entities structured similar to an MLP but without possession of assets that would qualify for pass-through tax treatment and thus are not treated as partnerships for federal income tax purposes.
Pure-Play General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with either direct economic incentive distribution rights to an underlying MLP or direct ownership in an affiliated general partner entity.
Embedded General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with ownership in other assets beyond sole economic interests in an MLP.
Major Midstream Companies are entities that own and operate assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas liquids, crude oil and refined products and structured as C-corporations for federal income tax purposes.
The following table summarizes the market value of the Fund’s investments as of October 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at October 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Master Limited Partnerships and Related Companies	$4,663	$4,663
Exchange-Traded Fund	97	97
Total Investments	$4,760	$4,760
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at October 31, 2019.
There were no transfers into or out of Level 3 related to securities held at October 31, 2019.
See Notes to Financial Statements.

Virtus KAR Long/Short Equity Fund SCHEDULE OF INVESTMENTS October 31, 2019
($ reported in thousands)
	Shares	Value
Common Stocks—90.0%
Communication Services—8.0%
Alphabet, Inc. Class C(1)(2)	818	$ 1,031
Auto Trader Group plc	95,149	693
		1,724

Consumer Discretionary—8.3%
Home Depot, Inc. (The)	2,592	608
Pool Corp.	3,065	636
Thor Industries, Inc.	8,604	544
		1,788

Consumer Staples—9.7%
Grocery Outlet Holding Corp.(2)	12,060	385
Hormel Foods Corp.	6,986	285
Lamb Weston Holdings, Inc.	11,287	881
Monster Beverage Corp.(2)	9,406	528
		2,079

Financials—17.3%
Berkley (W.R.) Corp.	7,614	532
FactSet Research Systems, Inc.(1)	1,742	442
Moelis & Co. Class A	12,992	463
Moody’s Corp.	2,872	634
Primerica, Inc.(1)	8,116	1,024
SEI Investments Co.	10,531	631
		3,726

Health Care—7.7%
Mettler-Toledo International, Inc.(2)	855	603
Silk Road Medical, Inc.(2)	12,165	403
Zoetis, Inc.	5,019	642
		1,648

Industrials—12.4%
Expeditors International of Washington, Inc.	5,972	436
Lennox International, Inc.	2,114	523
Old Dominion Freight Line, Inc.	2,636	480
TransUnion	7,614	629
Verisk Analytics, Inc.(1)	4,233	612
		2,680

Information Technology—20.7%
Avalara, Inc.(2)	6,371	452
CDW Corp.(1)	5,020	642
CoreLogic, Inc.(2)	15,764	638
DocuSign, Inc.(2)	9,202	609
Intuit, Inc.(1)	1,844	475
	Shares	Value

Information Technology—continued
Jack Henry & Associates, Inc.(1)	2,954	$ 418
Trade Desk, Inc. (The) Class A(2)	2,497	502
Visa, Inc. Class A	4,074	729
		4,465

Materials—3.0%
Scotts Miracle-Gro Co. (The)	6,450	647
Real Estate—2.9%
Lamar Advertising Co. Class A	7,770	622
Total Common Stocks (Identified Cost $17,998)		19,379

Total Long-Term Investments—90.0% (Identified Cost $17,998)		19,379

Short-Term Investment—8.7%
Money Market Mutual Fund—8.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 1.730%)(3)	1,871,617	1,872
Total Short-Term Investment (Identified Cost $1,872)		1,872

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT—98.7% (Identified Cost $19,870)		21,251

Securities Sold Short(4)—(21.8)%
Communication Services—(1.2)%
WideOpenWest, Inc.(5)	(40,333)	(256)
Consumer Discretionary—(5.4)%
Beazer Homes USA, Inc.(5)	(14,677)	(220)
Century Communities, Inc.(5)	(7,502)	(226)
Groupon, Inc.(5)	(82,726)	(230)
H&R Block, Inc.	(10,229)	(256)
Kontoor Brands, Inc.	(5,971)	(227)
		(1,159)

Consumer Staples—(1.1)%
Flowers Foods, Inc.	(10,987)	(239)
Financials—(4.2)%
Focus Financial Partners, Inc. Class A(5)	(10,368)	(227)
	Shares	Value

Financials—continued
LendingClub Corp.(5)	(14,072)	$ (178)
Third Point Reinsurance, Ltd.(5)	(24,953)	(237)
Waddell & Reed Financial, Inc. Class A	(15,887)	(263)
		(905)

Industrials—(5.8)%
ACCO Brands Corp.	(30,052)	(275)
Allison Transmission Holdings, Inc.	(4,061)	(177)
ArcBest Corp.	(7,944)	(229)
Deluxe Corp.	(6,034)	(313)
Werner Enterprises, Inc.	(6,747)	(246)
		(1,240)

Information Technology—(0.9)%
Endurance International Group Holdings, Inc.(5)	(50,186)	(197)
Real Estate—(3.2)%
Paramount Group, Inc.	(18,740)	(252)
Regency Centers Corp.	(3,058)	(206)
Retail Opportunity Investments Corp.	(12,924)	(241)
		(699)

Total Securities Sold Short (Proceeds $(4,788))		(4,695)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT—76.9% (Identified Cost $15,082)		$16,556
Other assets and liabilities, net—23.1%		4,966
NET ASSETS—100.0%		$21,522

Footnote Legend:
(1)	All or portion segregated as collateral for securities sold short.
(2)	Non-income producing.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund.
(5)	No dividend expense on security sold short.
See Notes to Financial Statements.

Virtus KAR Long/Short Equity Fund SCHEDULE OF INVESTMENTS (Continued)
October 31, 2019
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of October 31, 2019, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at October 31, 2019	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$19,379	$19,379
Money Market Mutual Fund	1,872	1,872
Total Assets	21,251	21,251
Liabilities:
Equity Securities:
Common Stocks	(4,695)	(4,695)
Total Liabilities	(4,695)	(4,695)
Total Investments	$16,556	$16,556
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at October 31, 2019.
There were no transfers into or out of Level 3 related to securities held at October 31, 2019.
See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF ASSETS AND LIABILITIES October 31, 2019
(Reported in thousands except shares and per share amounts)
	Aviva Multi-Strategy Target Return Fund	Duff & Phelps Select MLP and Energy Fund	KAR Long/Short Equity Fund
Assets
Investment in securities at value(1)	$29,191	$ 4,760	$21,251
Foreign currency at value(2)	416	—	— (a)
Cash	2,602	35	4,820
Segregated cash	130	—	—
Collateral pledged for futures contracts	301	—	—
Deposits with prime broker	4,616	—	—
Variation margin receivable on futures contracts	65	—	—
Swaps at value(3)	849	—	—
Unrealized appreciation on forward foreign currency exchange contracts	320	—	—
Receivables
Investment securities sold	13	—	—
Fund shares sold	2	—	135
Receivable from adviser	—	3	4
Dividends and interest	54	35	10
Tax reclaims	8	—	—
Prepaid Trustees’ retainer	— (a)	— (a)	— (a)
Prepaid expenses	38	30	36
Other assets	2	— (a)	1
Total assets	38,607	4,863	26,257
Liabilities
Written options at value(4)	89	—	—
Securities sold short(5)	—	—	4,695
Margin due to counterparty on cleared swaps	21	—	—
Variation margin payable on futures contracts	25	—	—
Swaps at value	661	—	—
Unrealized depreciation on forward foreign currency exchange contracts	458	—	—
Payables
Fund shares repurchased	2	—	—
Investment securities purchased	358	—	1
Dividend distributions	—	—	3
Investment advisory fees	11	—	—
Distribution and service fees	1	1	— (a)
Administration and accounting fees	4	1	2
Transfer agent and sub-transfer agent fees and expenses	6	— (a)	2
Professional fees	44	30	25
Trustee deferred compensation plan	2	— (a)	1
Other accrued expenses	29	3	6
Total liabilities	1,711	35	4,735
Net Assets	$36,896	$ 4,828	$21,522
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$39,017	$ 5,932	$19,923
Distributable earnings (accumulated losses)	(2,121)	(1,104)	1,599
Net Assets	$36,896	$ 4,828	$21,522

See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF ASSETS AND LIABILITIES October 31, 2019
(Reported in thousands except shares and per share amounts)
	Aviva Multi-Strategy Target Return Fund	Duff & Phelps Select MLP and Energy Fund	KAR Long/Short Equity Fund
Net Assets:
Class A	$ 1,558	$ 447	$ 134
Class C	$ 966	$ 126	$ 138
Class I	$ 34,268	$ 4,255	$ 17,813
Class R6	$ 104	$ —	$ 3,437
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	159,795	55,257	10,590
Class C	100,867	15,750	10,905
Class I	3,498,772	532,525	1,399,864
Class R6	10,621	—	270,000
Net Asset Value and Redemption Price Per Share:
Class A	$ 9.75	$ 8.09	$ 12.69
Class C	$ 9.58	$ 8.01	$ 12.61
Class I	$ 9.79	$ 7.99	$ 12.72
Class R6	$ 9.80	$ —	$ 12.73
Maximum Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 10.34	$ 8.58	$ 13.46
Maximum Sales Charge - Class A	5.75%	5.75%	5.75%
(1) Investment in securities at cost	$ 29,002	$ 5,207	$ 19,870
(2) Foreign currency at cost	$ 411	$ —	$ —(a)
(3) Includes premiums paid on centrally cleared credit default swaps	$ 407	$ —	$ —
(4) Written options premiums	$ 78	$ —	$ —
(5) Securities sold short proceeds	$ —	$ —	$ 4,788

(a)	Amount is less than $500.
See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF OPERATIONS YEAR ENDED October 31, 2019
($ reported in thousands)
	Aviva Multi-Strategy Target Return Fund	Duff & Phelps Select MLP and Energy Fund	KAR Long/Short Equity Fund (1)
Investment Income
Dividends	$ 882	$ 395	$ 98
Interest	372	4	—
Return of capital distributions	—	(232)	—
Foreign taxes withheld	(53)	(4)	—
Total investment income	1,201	163	98
Expenses
Investment advisory fees	622	68	102
Distribution and service fees, Class A	4	6	— (2)
Distribution and service fees, Class C	12	2	1
Administration and accounting fees	58	16	15
Transfer agent fees and expenses	21	3	4
Sub-transfer agent fees and expenses, Class A	1	1	— (2)
Sub-transfer agent fees and expenses, Class C	1	—	— (2)
Sub-transfer agent fees and expenses, Class I	21	—	5
Custodian fees	17	—	— (2)
Printing fees and expenses	29	7	38
Professional fees	60	27	50
Interest expense	— (2)	— (2)	— (2)
Registration fees	60	49	65
Trustees’ fees and expenses	5	1	— (2)
Miscellaneous expenses	8	4	4
Total expenses	919	184	284
Dividend expense and interest expense on securities sold short	—	—	44
Total expenses, including dividend and interest expense on securities sold short	919	184	328
Less expenses reimbursed and/or waived by investment adviser(3)	(213)	(88)	(158)
Net expenses	706	96	170
Net investment income (loss)	495	67	(72)

See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED October 31, 2019
($ reported in thousands)
	Aviva Multi-Strategy Target Return Fund	Duff & Phelps Select MLP and Energy Fund	KAR Long/Short Equity Fund (1)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	$(3,955)	$(425)	$ 199
Foreign currency transactions	(113)	—	(2)
Forward foreign currency transactions	692	—	—
Written options	1,038	—	—
Futures	1,665	—	—
Swaps	(808)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	3,350	(328)	1,381
Securities sold short	—	—	93
Foreign currency transactions	22	—	—
Forward foreign currency transactions	(425)	—	—
Written options	(113)	—	—
Futures	(596)	—	—
Swaps	(581)	—	—
Net realized and unrealized gain (loss) on investments	176	(753)	1,671
Net increase (decrease) in net assets resulting from operations	$ 671	$(686)	$1,599

(1)	From inception date December 6, 2018.
(2)	Amount is less than $500.
(3)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Aviva Multi-Strategy Target Return Fund		Duff & Phelps Select MLP and Energy Fund
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 495	$ 560	$ 67	$ 24
Net realized gain (loss)	(1,481)	757	(425)	121
Net change in unrealized appreciation (depreciation)	1,657	(1,846)	(328)	(39)
Increase (decrease) in net assets resulting from operations	671	(529)	(686)	106
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(50)	(3)	(24)	(6)
Class C	(19)	(1)	(3)	(2)
Class I	(1,589)	(162)	(139)	(112)
Class R6	(3)	— (1)	—	—
Return of Capital:
Class A	—	—	(32)	(2)
Class C	—	—	(5)	— (1)
Class I	—	—	(188)	(27)
Total Dividends and Distributions to Shareholders	(1,661)	(166)	(391)	(149)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(1,004)	(265)	474	(62)
Class C	(630)	(1,015)	3	2
Class I	(39,524)	(27,397)	(25)	22
Class R6	— (1)	2	—	—
Increase (decrease) in net assets from capital transactions	(41,158)	(28,675)	452	(38)
Net increase (decrease) in net assets	(42,148)	(29,370)	(625)	(81)
Net Assets
Beginning of period	79,044	108,414	5,453	5,534
End of Period	$ 36,896	$ 79,044	$ 4,828	$ 5,453

(1)	Amount is less than $500.
See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
KAR Long/Short Equity Fund
From Inception December 06, 2018 to October 31, 2019
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (72)
Net realized gain (loss)	197
Net change in unrealized appreciation (depreciation)	1,474
Increase (decrease) in net assets resulting from operations	1,599
Change in Net Assets from Capital Transactions (See Note 6):
Class A	107
Class C	109
Class I	17,007
Class R6	2,700
Increase (decrease) in net assets from capital transactions	19,923
Net increase (decrease) in net assets	21,522
Net Assets
Beginning of period	—
End of Period	$ 21,522
See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (including dividend and interest expense on securities sold short)(4)	Ratio of Gross Expenses to Average Net Assets(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Aviva Multi-Strategy Target Return Fund
Class A
11/1/18 to 10/31/19	$ 9.65	0.08	0.23	0.31	(0.13)	—	(0.08)	(0.21)	0.10	$ 9.75	3.38%	$ 1,558	1.69%	2.15%	0.81%	185%
11/1/17 to 10/31/18	9.74	0.04	(0.12)	(0.08)	(0.01)	—	—	(0.01)	(0.09)	9.65	(0.79)	2,580	1.69	2.01	0.41	113
11/1/16 to 10/31/17	9.71	(0.01)	0.07	0.06	(0.01)	—	(0.02)	(0.03)	0.03	9.74	0.63	2,873	1.69	2.14	(0.09)	106
11/1/15 to 10/31/16	10.02	(0.06)	(0.19)	(0.25)	(0.02)	—	(0.04)	(0.06)	(0.31)	9.71	(2.51)	4,847	1.72 (5)(6)	2.31	(0.65)	129
7/20/15 (7) to 10/31/15	10.00	(0.04)	0.06	0.02	—	—	—	—	0.02	10.02	0.20	863	1.80	4.07	(1.40)	1
Class C
11/1/18 to 10/31/19	$ 9.46	0.01	0.23	0.24	(0.04)	—	(0.08)	(0.12)	0.12	$ 9.58	2.63%	$ 966	2.44%	2.88%	0.08%	185%
11/1/17 to 10/31/18	9.61	(0.03)	(0.12)	(0.15)	— (8)	—	—	— (8)	(0.15)	9.46	(1.54)	1,597	2.44	2.72	(0.34)	113
11/1/16 to 10/31/17	9.62	(0.08)	0.07	(0.01)	—	—	—	—	(0.01)	9.61	(0.10)	2,637	2.44	2.89	(0.85)	106
11/1/15 to 10/31/16	10.00	(0.13)	(0.20)	(0.33)	(0.01)	—	(0.04)	(0.05)	(0.38)	9.62	(3.26)	4,655	2.46 (5)(6)	3.09	(1.40)	129
7/20/15 (7) to 10/31/15	10.00	(0.06)	0.06	—	—	—	—	—	—	10.00	0.00	448	2.55	4.63	(2.15)	1
Class I
11/1/18 to 10/31/19	$ 9.70	0.10	0.23	0.33	(0.16)	—	(0.08)	(0.24)	0.09	$ 9.79	3.59%	$ 34,268	1.44%	1.89%	1.07%	185%
11/1/17 to 10/31/18	9.77	0.06	(0.11)	(0.05)	(0.02)	—	—	(0.02)	(0.07)	9.70	(0.52)	74,764	1.44	1.74	0.66	113
11/1/16 to 10/31/17	9.74	0.02	0.07	0.09	(0.04)	—	(0.02)	(0.06)	0.03	9.77	0.92	102,802	1.44	1.88	0.16	106
11/1/15 to 10/31/16	10.03	(0.04)	(0.19)	(0.23)	(0.02)	—	(0.04)	(0.06)	(0.29)	9.74	(2.30)	113,343	1.47 (5)(6)	2.08	(0.41)	129
7/20/15 (7) to 10/31/15	10.00	(0.03)	0.06	0.03	—	—	—	—	0.03	10.03	0.30	53,325	1.55	3.24	(1.15)	1
Class R6
11/1/18 to 10/31/19	$ 9.71	0.11	0.22	0.33	(0.16)	—	(0.08)	(0.24)	0.09	$ 9.80	3.64%	$ 104	1.38%	1.84%	1.15%	185%
11/1/17 to 10/31/18	9.77	0.07	(0.11)	(0.04)	(0.02)	—	—	(0.02)	(0.06)	9.71	(0.41)	103	1.38	1.70	0.72	113
11/3/16 (7) to 10/31/17	9.65	0.02	0.16	0.18	(0.04)	—	(0.02)	(0.06)	0.12	9.77	1.87	102	1.39	1.84	0.21	106

Duff & Phelps Select MLP and Energy Fund
Class A
11/1/18 to 10/31/19	$ 9.26	0.14	(0.82)	(0.68)	(0.12)	(0.37)	—	(0.49)	(1.17)	$ 8.09	(7.22)%	$ 447	1.40% (9)	2.59%	1.56%	82%
11/1/17 to 10/31/18	9.39	0.02	0.07	0.09	(0.17)	(0.05)	—	(0.22)	(0.13)	9.26	0.79	321	1.45 (5)	2.87	0.21	29
11/1/16 to 10/31/17	9.57	— (8)	0.02	0.02	(0.10)	(0.10)	—	(0.20)	(0.18)	9.39	0.06	333	1.55	4.75	0.01	32
11/1/15 to 10/31/16	9.79	0.06	(0.10)	(0.04)	(0.08)	(0.10)	—	(0.18)	(0.22)	9.57	(0.17)	226	1.56 (6)	6.20	0.69	33
9/9/15 (7) to 10/31/15	10.00	0.01	(0.22)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10)	102	1.55	10.70	1.00	0
Class C
11/1/18 to 10/31/19	$ 9.20	(0.03)	(0.70)	(0.73)	(0.09)	(0.37)	—	(0.46)	(1.19)	$ 8.01	(7.84)%	$ 126	2.16% (9)	3.36%	(0.32) %	82%
11/1/17 to 10/31/18	9.36	(0.05)	0.05	—	(0.11)	(0.05)	—	(0.16)	(0.16)	9.20	(0.13)	143	2.21 (5)	3.61	(0.55)	29
11/1/16 to 10/31/17	9.54	(0.07)	0.01	(0.06)	(0.02)	(0.10)	—	(0.12)	(0.18)	9.36	(0.69)	145	2.30	5.47	(0.74)	32
11/1/15 to 10/31/16	9.78	(0.01)	(0.09)	(0.10)	(0.04)	(0.10)	—	(0.14)	(0.24)	9.54	(0.93)	128	2.31 (6)	6.93	(0.06)	33
9/9/15 (7) to 10/31/15	10.00	— (8)	(0.22)	(0.22)	—	—	—	—	(0.22)	9.78	(2.20)	98	2.30	11.41	0.25	0
See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Tax Return of Capital	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (including dividend and interest expense on securities sold short)(4)	Ratio of Gross Expenses to Average Net Assets(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Duff & Phelps Select MLP and Energy Fund (Continued)
Class I
11/1/18 to 10/31/19	$ 9.25	0.05	(0.70)	(0.65)	(0.24)	(0.37)	—	(0.61)	(1.26)	$ 7.99	(6.98)%	$ 4,255	1.16% (9)	2.31%	0.62%	82%
11/1/17 to 10/31/18	9.40	0.04	0.07	0.11	(0.21)	(0.05)	—	(0.26)	(0.15)	9.25	0.99	4,989	1.21 (5)	2.56	0.45	29
11/1/16 to 10/31/17	9.58	0.03	0.01	0.04	(0.12)	(0.10)	—	(0.22)	(0.18)	9.40	0.27	5,056	1.30	4.46	0.26	32
11/1/15 to 10/31/16	9.79	0.08	(0.09)	(0.01)	(0.10)	(0.10)	—	(0.20)	(0.21)	9.58	0.10	4,738	1.31 (6)	5.95	0.94	33
9/9/15 (7) to 10/31/15	10.00	0.02	(0.23)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10)	4,699	1.30	10.41	1.25	0

KAR Long/Short Equity Fund
Class A
12/6/18 (7) to 10/31/19	$10.00	(0.11)	2.80	2.69	—	—	—	—	2.69	$12.69	26.90%	$ 134	2.40% (10)	4.26%	(1.03) %	56%
Class C
12/6/18 (7) to 10/31/19	$10.00	(0.18)	2.79	2.61	—	—	—	—	2.61	$12.61	26.10%	$ 138	3.15% (10)	5.02%	(1.78) %	56%
Class I
12/6/18 (7) to 10/31/19	$10.00	(0.10)	2.82	2.72	—	—	—	—	2.72	$12.72	27.20%	$ 17,813	2.04% (10)	3.99%	(0.94) %	56%
Class R6
12/6/18 (7) to 10/31/19	$10.00	(0.07)	2.80	2.73	—	—	—	—	2.73	$12.73	27.30%	$ 3,437	2.08% (10)	4.00%	(0.71) %	56%

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(6)	Net expense ratio includes extraordinary proxy expenses.
(7)	Inception date.
(8)	Amount is less than $0.005 per share.
(9)	The ratio of net expenses to average net assets excluding interest expense for the Duff & Phelps Select MLP and Energy Fund for Class A is 1.40%, Class C is 2.15% and for Class I is 1.15% for the year ended October 31, 2019.
(10)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for the KAR Long/Short Equity Fund for Class A is 1.80%, for Class C is 2.55%, for Class I is 1.55% and for Class R6 is 1.48% for the period ended October 31, 2019.
See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2019
Note 1. Organization
Virtus Alternative Solutions Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report the Trust is comprised of two non-diversified funds (Duff & Phelps Select MLP and Energy Fund and KAR Long/Short Equity Fund) and one diversified fund (Aviva Multi-Strategy Target Return Fund), each having a distinct investment objective(s) outlined below.
The Funds have the following investment objective(s):
Fund	Investment objective(s)
Aviva Multi-Strategy Target Return Fund	Long-term total return.
Duff & Phelps Select MLP and Energy Fund	Total return with a secondary objective of income.
KAR Long/Short Equity Fund	Seeking long-term capital appreciation.
There is no guarantee that a Fund will achieve its objective(s).
All of the Funds offer Class A shares, Class C shares and Class I shares. The Aviva Multi-Strategy Target Return Fund and the KAR Long/Short Equity Fund also offer Class R6 shares.
Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Effective January 1, 2019, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares ten years after the purchase date. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares); (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REIT and MLP investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The Duff & Phelps Select MLP and Energy Fund invests in MLPs that make distributions that are primarily attributable to return of capital. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of October 31, 2019, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2016 forward (with limited exceptions).
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Translation
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Short Sales
Each Fund may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.
In addition, in accordance with the terms of its prime brokerage agreement, KAR Long/Short Equity Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The dividends on short sales and rebate income/fees are recorded under “Dividend expense and interest expense on securities sold short” on the Statement of Operations.
Note 3. Derivative Financial Instruments
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Futures Contracts
A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) from future contracts.
During the fiscal period, Aviva Multi-Strategy Target Return Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
B.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily, and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the fiscal period, Aviva Multi-Strategy Target Return Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
C.	Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. A Fund doing so is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.
When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statements of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) from investments” in the Statements of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.
During the fiscal period, Aviva Multi-Strategy Target Return Fund used options contracts to gain asymmetric exposure to, or hedge against, market and idiosyncratic risk or to reduce portfolio volatility.
D.	Swaps
Certain Funds may enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Deposits with prime broker”.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the fiscal period, Aviva Multi-Strategy Target Return Fund utilized both single name credit default swaps and credit index swaps to gain long or short exposure to individual securities or to gain exposure to a credit or asset-backed index.
Total return swaps – Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Certain Funds may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk).
Certain Funds may enter into equity basket swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.
During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the ISDA Master Agreement (defined below in “Derivative Risks”) between the Fund and the counterparty.
The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).
During the fiscal period, Aviva Multi-Strategy Target Return Fund utilized total return swaps to gain exposure to broad markets or to hedge the risk of individual securities within the portfolios, obtain long or short exposure to the underlying reference instrument, obtain leverage and gain exposure to restricted markets in order to avoid the operational burden of ownership filing requirements. At October 31, 2019, the Aviva Multi-Strategy Target Return Fund did not hold Swap Baskets.
Interest rate swaps – Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).
During the fiscal period, Aviva Multi-Strategy Target Return Fund utilized interest rate swaps to gain exposure to interest rates or to hedge interest rate risk within its portfolio.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
Inflation swaps – Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. One factor that may lead to changes in the values of inflation swaps is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap. Certain Funds may enter into inflation swaps to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments.
During the fiscal period, Aviva Multi-Strategy Target Return Fund utilized inflation swaps to hedge inflation risk within its portfolio or to gain exposure to the impact of inflation.
Variance swaps –Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Certain Funds may enter into variance swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.
During the period, Aviva Multi-Strategy Target Return Fund utilized variance swaps to capitalize on volatility in the equity markets.
The following is a summary of derivative instruments categorized by primary risk exposure as of October 31, 2019:

	Fair Values of Derivative Financial Instruments as of October 31, 2019
	Derivative Assets
		Aviva Multi-Strategy Target Return Fund
Primary Risk	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Investment in securities at value(1); Unrealized appreciation on futures contracts(2); Swaps at value	$ 179
Foreign currency exchange contracts	Investment in securities at value(1); Unrealized appreciation on forward foreign currency exchange contracts	320
Equity contracts	Unrealized appreciation on futures contracts(1); Investment in securities at value(2); Swaps at value	499
Credit contracts	Swaps at value	429
Total		$1,427

(1)	Includes purchased options at value as reported in the Schedules of Investments.
(2)	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedules of Investments. For futures contracts only current day’s variation margin is reported within the Statements of Assets and Liabilities.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
	Fair Value of Derivative Financial Instruments as of October 31, 2019
	Derivative Liabilities
		Aviva Multi-Strategy Target Return Fund
Primary Risk	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Investment in securities at value(1); Unrealized depreciation on futures contracts(2); Swaps at value	$ 248
Foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	458
Equity contracts	Written options at value; Unrealized depreciation on futures contracts(2); Swaps at value	591
Total		$1,297

(1)	Includes purchased options at value as reported in the Schedules of Investments.
(2)	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedules of Investments. For futures contracts only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations for the Period Ended October 31, 2019
Net Realized Gain (Loss) From
Aviva Multi-Strategy Target Return Fund
Interest rate contracts:
Futures contracts(1)	$ 1,247
Purchased swaptions(2)	(1,121)
Written options(3)	(200)
Swaps (4)	(746)
Foreign currency exchange contracts:
Forward foreign currency transactions(5)	692
Purchased options(2)	(605)
Equity contracts:
Futures (1)	418
Purchased options(2)	(1,944)
Written options(3)	1,238
Swaps (4)	(137)
Credit contracts:
Swaps (4)	75
Total	$(1,083)

(1) Included in net realized gain (loss) from futures within the Statements of Operations.
(2) Included in net realized gain (loss) from investments within the Statement of Operations.
(3) Included in net realized gain (loss) from written options within the Statement of Operations.
(4) Included in net realized gain (loss) from swaps within the Statements of Operations.
(5) Included in net realized gain (loss) from forward foreign currency transactions within the Statements of Operations.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
The Effect of Derivative Financial Instruments in the Statements of Operations for the Period Ended October 31, 2019
Net Change in Unrealized Appreciation/(Depreciation) on
Aviva Multi-Strategy Target Return Fund
Interest rate contracts:
Futures contracts(1)	$ (352)
Purchased swaptions(2)	(65)
Swaps (3)	(413)
Foreign currency exchange contracts:
Forward foreign currency transactions(4)	(425)
Purchased options(2)	526
Written options(5)	28
Equity contracts:
Futures contracts(1)	(244)
Purchased options(2)	225
Written options(5)	(141)
Swaps (3)	(100)
Credit contracts:
Swaps (3)	(68)
Total	$(1,029)

(1) Included in net change in unrealized appreciation (depreciation) from futures within the Statements of Operations.
(2) Included in net change in unrealized appreciation (depreciation) from investments within the Statement of Operations.
(3) Included in net change in unrealized appreciation (depreciation) from swaps within the Statement of Operations.
(4) Included in net change in unrealized appreciation (depreciation) from forward foreign currency transactions within the Statements of Operations.
(5) Included in net change in unrealized appreciation (depreciation) from written options within the Statement of Operations.
The quarterly average values (unless otherwise specified) of the derivatives held by the Fund in the table shown below indicate the volume of derivative activity for each applicable Fund for the period ended October 31, 2019.
Aviva Multi-Strategy Target Return Fund
Purchased Options(1)	$ 703
Purchased Swaptions(1)	464
Written Options(2)	(279)
Futures Contracts - Long Positions(3)	148
Futures Contracts - Short Positions(3)	112
Forward Foreign Currency Exchange Purchase Contracts(4)	20,839
Forward Foreign Currency Exchange Sale Contracts(5)	(32,673)
Interest Rate Swap Agreements(6)	19,985,280
Credit Default Swap Agreements - Buy Protection(6)	6,364
Credit Default Swap Agreements - Sell Protection(6)	1,186
Total Return Swap Agreements(6)	290
Inflation Swap Agreements(6)	13,865
Variance Swap Agreements(6)	1,456
(1) Average premiums paid for the period.
(2) Average premiums received for the period.
(3) Average unrealized for the period.
(4) Average value at trade date payable.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
(5) Average value at settlement date receivable.
(6) Notional amount.
E.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.
With exchange traded purchased options and futures and centrally cleared swaps, generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
F.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of October 31, 2019:
At October 31, 2019, the Funds’ derivative assets and liabilities (by type) are as follows:
	Aviva Multi-Strategy Target Return Fund
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$ 65	$ 25
Forward foreign currency exchange contracts	320	458
Swaps	849	661
Purchased options	51	—
Purchased swaptions	—	—
Written options	—	89
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,285	$1,233
Derivatives not subject to a MNA or similar agreement	(700)	(287)
Total assets and liabilities subject to a MNA	$ 585	$ 946

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of October 31, 2019:
Aviva Multi-Strategy Target Return Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
BNP Paribas	$ 18	$ (18)	$—	$—	$—
Citibank	94	(94)	—	—	—
Goldman Sachs & Co.	141	(141)	—	—	—
JPMorgan Chase Bank N.A.	261	(261)	—	—	—
Merrill Lynch	49	(49)	—	—	—
Societe Generale	22	(16)	—	—	6
Total	$585	$(579)	$—	$—	$ 6

Counterparty	Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
BNP Paribas	$ 44	$ (18)	$—	$ —	$ 26
Citibank	165	(94)	—	—	71
Goldman Sachs & Co.	228	(141)	—	—	87
JPMorgan Chase Bank N.A.	400	(261)	—	(130)	9
Merrill Lynch	93	(49)	—	—	44
Societe Generale	16	(16)	—	—	—
Total	$946	$(579)	$—	$(130)	$237
(1) Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.
(2) Net amount represents the net amount receivable from the counterparty in the event of default.
(3) Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.
(4) Net amount represents the net amount payable due to the counterparty in the event of default.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Alternative Investment Advisers, Inc. (“VAIA” or the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, based upon the following annual rates as a percentage of the average daily net assets of each Fund.

	All Assets	1st $1 Billion	1st $5 Billion	$1+ Billion	$5+ Billion
Aviva Multi-Strategy Target Return Fund	—%	—%	1.30%*	—%	1.25%
Duff & Phelps Select MLP and Energy Fund	0.90	—	—	—	—
KAR Long/Short Equity Fund	—	1.25	—	1.20	—
* The Adviser has contractually agreed to waive a portion of the management fee so that such fee does not exceed 1.25% through February 28, 2020.
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
The subadvisers and the Funds they serve as of the end of the period are as follows: Aviva Investors Americas LLC (“Aviva”), for Aviva Multi-Strategy Target Return Fund; Duff & Phelps Investment Management Co. (“Duff & Phelps”), an indirect wholly-owned subsidiary of Virtus, for Duff & Phelps Select MLP and Energy Fund; and Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an indirect wholly-owned subsidiary of Virtus, for KAR Long/Short Equity Fund.
C.	Expense Limits and Fee Waivers
The Adviser has contractually agreed to limit each Fund’s total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through February 28, 2020. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class I	Class R6
Aviva Multi-Strategy Target Return Fund	1.69%	2.44%	1.44%	1.38%
Duff & Phelps Select MLP and Energy Fund	1.40	2.15	1.15	N/A
KAR Long/Short Equity Fund	1.80	2.55	1.55	1.48
From July 1, 2019 through September 24, 2019, the exclusions included front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any). As of September 25, 2019, the exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
Fund	2020	2021	2022	Total
Aviva Multi-Strategy Target Return Fund
Class A	$ 16	$ 7	$ 7	$ 30
Class C	14	5	5	24
Class I	435	208	177	820
Class R6	— (1)	— (1)	— (1)	— (1)
Duff & Phelps Select MLP and Energy Fund
Class A	10	6	28	44
Class C	5	2	2	9
Class I	164	77	58	299
KAR Long/Short Equity Fund
Class A	—	—	2	2
Class C	—	—	2	2
Class I	—	—	100	100
Class R6	—	—	54	54
(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year ended October 31, 2019, there were less than $500 in commissions for Class A shares and less than $500 in CDSC for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares and 1.00% for Class C shares. Class I and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the period ended October 31, 2019, the Funds incurred administration fees totaling $58 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended October 31, 2019, the Funds incurred transfer agent fees totaling $27 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Affiliated Shareholders
At October 31, 2019, Virtus and its affiliates held shares of certain Funds, which may be redeemed at any time, that aggregated to the following:

	Shares	Aggregate Net Asset Value
Aviva Multi-Strategy Target Return Fund
Class A	10,106	$ 99
Class C	10,058	96
Class I	1,902,815	18,629
Class R6	10,470	103
Duff & Phelps Select MLP and Energy Fund
Class A	10,601	86
Class C	10,431	84
Class I	511,612	4,088
H.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at October 31, 2019.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities and written option securities) during the period ended October 31, 2019, were as follows:
	Purchases	Sales
Aviva Multi-Strategy Target Return Fund	$16,217	$38,686
Duff & Phelps Select MLP and Energy Fund	6,225	5,827
KAR Long/Short Equity Fund	18,820	5,806
Purchases and sales of long-term U.S. Government and agency securities for the Funds during the period ended October 31, 2019, were as follows:
	Purchases	Sales
Aviva Multi-Strategy Target Return Fund	$15,866	$17,811

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
Note 6. Capital Share Transactions
($ reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Aviva Multi-Strategy Target Return Fund
	Year Ended October 31, 2019		Year Ended October 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	14	$ 132	130	$ 1,269
Reinvestment of distributions	5	48	— (1)	3
Shares repurchased and cross class conversions	(127)	(1,184)	(158)	(1,537)
Net Increase / (Decrease)	(108)	$ (1,004)	(28)	$ (265)
Class C
Shares sold and cross class conversions	9	$ 83	5	$ 47
Reinvestment of distributions	2	17	— (1)	— (1)
Shares repurchased and cross class conversions	(79)	(730)	(111)	(1,062)
Net Increase / (Decrease)	(68)	$ (630)	(106)	$ (1,015)
Class I
Shares sold and cross class conversions	487	$ 4,626	1,562	$ 15,286
Reinvestment of distributions	85	757	15	152
Shares repurchased and cross class conversions	(4,783)	(44,907)	(4,391)	(42,835)
Net Increase / (Decrease)	(4,211)	$ (39,524)	(2,814)	$ (27,397)
Class R6
Shares sold and cross class conversions	1	$ 6	— (1)	$ 3
Reinvestment of distributions	— (1)	— (1)	— (1)	— (1)
Shares repurchased and cross class conversions	(1)	(6)	— (1)	(1)
Net Increase / (Decrease)	— (1)	$ —(1)	— (1)	$ 2
(1)	Amount is less than $500 or 500 shares.

	Duff & Phelps Select MLP and Energy Fund
	Year Ended October 31, 2019		Year Ended October 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	402	$ 3,627	64	$ 567
Reinvestment of distributions	6	50	1	7
Shares repurchased and cross class conversions	(387)	(3,203)	(65)	(636)
Net Increase / (Decrease)	21	$ 474	— (1)	$ (62)
Class C
Shares sold and cross class conversions	6	$ 51	2	$ 18
Reinvestment of distributions	— (1)	3	— (1)	2
Shares repurchased and cross class conversions	(6)	(51)	(1)	(18)
Net Increase / (Decrease)	— (1)	$ 3	1	$ 2
Class I
Shares sold and cross class conversions	72	$ 631	4	$ 40
Reinvestment of distributions	2	18	11	106
Shares repurchased and cross class conversions	(81)	(674)	(13)	(124)
Net Increase / (Decrease)	(7)	$ (25)	2	$ 22
(1)	Amount is less than $500 or 500 shares.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
	KAR Long/Short Equity Fund
	From Inception December 06, 2018 to October 31, 2019
	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	11	$ 107
Net Increase / (Decrease)	11	$ 107
Class C
Shares sold and cross class conversions	11	$ 109
Net Increase / (Decrease)	11	$ 109
Class I
Shares sold and cross class conversions	1,431	$ 17,401
Shares repurchased and cross class conversions	(31)	(394)
Net Increase / (Decrease)	1,400	$ 17,007
Class R6
Shares sold and cross class conversions	270	$ 2,700
Net Increase / (Decrease)	270	$ 2,700
Note 7. 10% Shareholders
As of October 31, 2019, each Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts
Aviva Multi-Strategy Target Return Fund	51%	1 *
Duff & Phelps Select MLP and Energy Fund	85	1 *
KAR Long/Short Equity Fund	94	2 *
*	Includes affiliated shareholder account(s).
Note 8. Credit Risk and Asset Concentration
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 10. Restricted Securities
($ reported in thousands)
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category.
Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
The following Fund held securities considered to be restricted at October 31, 2019:
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
Aviva Multi-Strategy Target Return Fund	Safran SA	2/16/2018	$27	$39	0.1%
Note 11. Redemption Facility
($ reported in thousands)
On September 18, 2017, Aviva Multi-Strategy Target Return Fund, Duff & Phelps Select MLP and Energy Fund and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). KAR Long/Short Equity Fund was added to the Credit Agreement in March of 2019.This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-fifth of total net assets for the Funds, in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 12, 2020. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the period ended October 31, 2019, are included in the “Interest expense” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Fund had an outstanding loan during the period. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Duff & Phelps Select MLP and Energy Fund	$— (1)	$1,000	3.10%	4
(1)	Amount is less than $500.
Note 12. Federal Income Tax Information
($ reported in thousands)
At October 31, 2019, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Aviva Multi-Strategy Target Return Fund - securities and derivatives	$ 28,887	$ 891	$ (826)	$ 65
Aviva Multi-Strategy Target Return Fund - Written Options	(90)	-	-	-
Duff & Phelps Select MLP and Energy Fund - Investments	5,340	5	(585)	(580)
KAR Long/Short Equity Fund - Investments	19,870	1,541	(160)	1,381
KAR Long/Short Equity Fund - Short Sales	(4,788)	224	(131)	93
The cost of investments and unrealized appreciation/depreciation may also include timing differences that do not constitute adjustments to tax basis.
Certain Funds have capital-loss carryforwards available to offset future realized capital gains.
	No Expiration		Total
	Short-Term	Long-Term	Short-Term	Long-Term
Aviva Multi-Strategy Target Return Fund	$1,851	$335	$1,851	$335
Duff & Phelps Select MLP and Energy Fund	63	287	63	287
Certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended October 31, 2019, the following Funds deferred and recognized qualified late year losses as follows:
	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized
Duff & Phelps Select MLP and Energy Fund	$119	$(57)

VIRTUS ALTERNATIVE SOLUTIONS TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2019
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the beginning of this note) consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
KAR Long/Short Equity Fund	$126	$—
The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal years ended October 31, 2019 and 2018 were as follows:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Aviva Multi-Strategy Target Return Fund
10/31/19	$1,661	$ —	$ —	$1,661
10/31/18	166	—	—	166
Duff & Phelps Select MLP and Energy Fund
10/31/19	166	—	225	391
10/31/18	58	63	29	150
KAR Long/Short Equity Fund
10/31/19	—	—	—	—
10/31/18	—	—	—	—
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Funds. As of October 31, 2019, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:
	Capital Paid in on Shares of Beneficial Interest	Accumulated Earnings (Loss)
Aviva Multi-Strategy Target Return Fund	$ (74)	$ 74
Duff & Phelps Select MLP and Energy Fund	12	(12)
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Adviser and/or the subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncement
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. This ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.
Note 15. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Alternative Solutions Trust and Shareholders of Virtus Aviva Multi-Strategy Target Return Fund, Virtus Duff & Phelps Select MLP and Energy Fund and Virtus KAR Long/Short Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting Virtus Alternative Solutions Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Virtus KAR Long/Short Equity Fund	Statement of operations and statement of changes in net assets for the period December 6, 2018 (inception) through October 31, 2019
Virtus Aviva Multi-Strategy Target Return Fund Virtus Duff & Phelps Select MLP and Energy Fund	Statements of operations for the year ended October 31, 2019 and statements of changes in net assets for each of the two years in the period ended October 31, 2019
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 20, 2019
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS ALTERNATIVE SOLUTIONS TRUST
TAX INFORMATION NOTICE (Unaudited)
October 31, 2019
For the fiscal year ended October 31, 2019, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long term capital gains (“LTCG”) dividends taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.
	QDI	DRD	LTCG
Aviva Multi-Strategy Target Return Fund	100%	24%	$ —
Duff & Phelps Select MLP and Energy Fund	87	57	—
KAR Long/Short Equity Fund	63	60	—

FUND MANAGEMENT TABLES (Unaudited)
October 31, 2019
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Alternative Solutions Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 67 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Harris, Sidney E. YOB: 1949 Served Since: 2017 67 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee ( since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 67 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (56 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2016 67 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (56 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); and Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 67 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company; Trustee (since 2017), Virtus Mutual Fund Family (56 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2013 74 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (56 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (56 portfolios).
Oates, James M. YOB: 1946 Served Since: 2013 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (56 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
October 31, 2019
Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Segerson, Richard E. YOB: 1946 Served Since: 2016 67 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (56 portfolios).
Interested Trustee
The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2013 72 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013),Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (4 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (56 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.
* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter YOB: 1970	Senior Vice President (since 2017) and Vice President (2013 to 2016).	Senior Vice President, Product Development (since 2017), and Vice President, Product Development (2008 to 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) with Virtus affiliates; Senior Vice President (since 2017), and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017), and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017), and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; and Senior Vice President (since 2017) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Chief Financial Officer and Treasurer (since 2013).	Executive Vice President, Fund Services (since 2016), and Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select Energy MLP and Midstream Energy Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
October 31, 2019
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President and Assistant Secretary (since 2017).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2013 to 2017), and Chief Compliance Officer (since 2013).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President; Chief Legal Officer and Secretary (since 2013).	Vice President (since 2016) and Senior Counsel, Legal (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Fund Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President (since 2018), Duff & Phelps Select MLP and Midstream Energy Fund Inc., Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP and Midstream Energy Fund Inc.; Director (since 2013), Virtus Global Funds PLC; Executive Vice President (since 2013), Virtus Alternative Solutions Trust; and Executive Vice President (since 2017), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

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VIRTUS ALTERNATIVE SOLUTIONS TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Thomas J. Brown
Donald C. Burke
Sidney E. Harris
John R. Mallin
Hassell H. McClellan
Connie D. McDaniel
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Senior Vice President and Assistant Secretary
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Francis G. Waltman, Executive Vice President
Investment Adviser
Virtus Alternative Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or Virtus.com.
8555	12-19

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that Donald C. Burke, Thomas J. Brown and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Burke, Mr. Brown and Mr. Segerson is an “independent” trustee as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $74,700 for 2019 and $62,505 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $12,837 for 2019 and $8,096 for 2018. Such audit-related fees include out of pocket expenses and fees related to a new fund launch.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,747 for 2019 and $22,200 for 2018.

“Tax Fees” are primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Alternative Solutions Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Thomas J. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $35,584 for 2019 and $30,296 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Alternative Solutions Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President (principal executive officer)

Date	1/09/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President (principal executive officer)

Date	1/09/2020

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer (principal financial and accounting officer)

Date	1/09/2020

*	Print the name and title of each signing officer under his or her signature.